ENDEAVOR

                                  Series Trust


                        Capital Guardian Value Portfolio


                   (formerly Endeavor Value Equity Portfolio)


                        Dreyfus Small Cap Value Portfolio


                      T. Rowe Price Equity Income Portfolio

                      T. Rowe Price Growth Stock Portfolio


                                  [FRONT COVER]


                                   Prospectus

                                   May 1, 2000

                          (as amended October 9, 2000)

          Like all securities, these securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the
                 Securities and Exchange Commission passed upon

the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                Table of Contents

                                                                        Page




INTRODUCTION.............................................................3
         Understanding the Trust.........................................3
THE PORTFOLIOS...........................................................4
Investment Summary.......................................................4
  Investment Objectives, Investment Strategies, Risks and Past Performance for:

         Capital Guardian Value Portfolio
          (formerly Endeavor Value Equity Portfolio)........................6

         Dreyfus Small Cap Value Portfolio..................................10

         T. Rowe Price Equity Income Portfolio..............................13

         T. Rowe Price Growth Stock Portfolio...............................16


Primary Risks of Investing in the Portfolios................................19


Additional Investment Strategies............................................21


Management..................................................................26

         The Manager........................................................26

         The Investment Advisers............................................27

         Brokerage Enhancement Plan.........................................30
Financial Highlights.......................................................32

YOUR INVESTMENT............................................................41

         Shareholder Information...........................................41

         Dividends, Distributions and Taxes................................41

         Sales and Purchases of Shares.....................................41

GLOSSARY OF INVESTMENT TERMS...............................................43

FOR MORE INFORMATION.......................................................46

INTRODUCTION


Understanding the Trust




Endeavor Series Trust (the "Trust") is an open-end management investment company that offers a selection of fourteen managed investment portfolios or mutual funds, only four of which are offered through this Prospectus (the "Portfolios"). Each of the four Portfolios described in this Prospectus has its own investment objective designed to meet different investment goals. Please see the Investment Summary section of this Prospectus for specific information on each Portfolio. Certain terms are defined in the Glossary of Investment Terms in the back of this Prospectus.





Investing Through a Variable Insurance Contract

Each Portfolio currently sells its shares only to separate accounts of PFL Life Insurance Company and certain of its affiliates ("PFL") and, in the future, may sell its shares to qualified pension and profit sharing plans. PFL created the separate accounts to fund different insurance contracts ("Contracts") including:

o variable life insurance policies (scheduled premium, flexible premium and single premium)

o        variable annuity contracts

As a Contract owner, your premium payments are allocated to one or more of these Portfolios in accordance with your Contract.

[SIDE BAR:

         Please see the Contracts prospectus that accompanies this Prospectus for a detailed explanation of your Contract.]

Understanding The Portfolios

After this Introduction you will find an Investment Summary for each Portfolio. Each Investment Summary presents important facts about a Portfolio, including information about its investment objective, principal investment strategy, primary risks and past performance.

 THE PORTFOLIOS



Investment Summary

Each Portfolio's summary discusses the following :

o        Investment Objective

                  What is the Portfolio's investment goal?

o        Principal Investment Strategy

                  How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

o        Primary Risks

                  What are the specific risks of investing in the Portfolio?

o        Past Performance

                  How well has the Portfolio performed over time?

In addition to its principal investment strategy, each Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this section of the Prospectus. These other securities and investment techniques and practices in which a Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.


Following the Investment Summary is the section entitled "Primary Risks of Investing in the Portfolios" which lists some of the factors that may affect the value of a Portfolio's investments. Shares of a Portfolio are not deposits or obligations of, or guaranteed by, any banks, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.


The Statement of Additional Information provides more detailed information regarding the various types of securities that a Portfolio may purchase and certain investment techniques and practices of its investment adviser. For details about how to obtain a copy of the Statement of Additional Information and other reports and information, see the back cover of this Prospectus.


[SIDE BAR: A Portfolio's investment adviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, when the issuer's investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions, or for other investment reasons.]


[SIDE BAR: Each Portfolio in this Prospectus is a mutual fund: a pooled investment that is professionally managed and that gives you the opportunity to participate in financial markets. Each Portfolio strives to reach its stated investment objective, which can be changed without shareholder approval. As with all mutual funds, there is no guarantee that a Portfolio will achieve its investment objective. You could lose money investing in a Portfolio, but you also have the potential to make money.]

A NOTE ON FEES

         As an investor in any of the Portfolios, you will incur various operating costs, including management expenses. You also will incur fees associated with the Contracts which you purchase. Detailed information about the cost of investing in a Portfolio is presented in the "Annuity Policy Fee Table" section of the accompanying prospectus for the Contracts through which Portfolio shares are offered to you.

[Left Side:]


                        Capital Guardian Value Portfolio

                   (formerly Endeavor Value Equity Portfolio)

[SIDE BAR:

         This Portfolio may be appropriate for you if you seek:

o        A relatively conservative equity investment

o        Long-term growth of capital and income]

Investment Objective

     To provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities.

Principal Investment Strategy

         The Portfolio normally will invest primarily in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1 billion at the time of purchase.

[SIDE BAR:

         The Portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The Portfolio intends to remain fully invested; however, cash and cash equivalents maybe held for defensive purposes.]

         In selecting securities for purchase or sale by the Portfolio, the Portfolio's investment adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

         Based on the research carried out by the investment adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the Portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the investment adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.


[SIDE BAR:

         When  investment  advisers  use  a  "bottom-up"  approach,   they  look
primarily at individual companies against the context of broader market or country factors.]

[SIDE BAR:

         Market capitalization is the most commonly used measure of the size and value of a company. It is the total value of a company's stock in the marketplace and is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Generally, large-cap companies have market capitalizations in excess of $5 billion; mid-cap companies have market capitalizations ranging from $1.5 billion to $5 billion; and small-cap companies have market capitalizations ranging from $150 million to $1.5 billion.]

[Right Side:]

Primary Risks:


         The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 19, any of which could cause the Portfolio's return or the price of its shares to decrease:


o        Market risk
o        Credit risk

o        Interest rate risk
o        Foreign investment risk
o        Market capitalization risk
o        Investment style risk

Past Performance:

         The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both tables assume reinvestment of dividends and distributions. Note that the results in each table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.


         The bar chart below shows you the Portfolio's performance for each full calendar year since its inception (5/27/93) and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Capital Guardian Trust Company has been the Portfolio's investment adviser since October 9, 2000. Prior to that date, a different firm managed the Portfolio and the performance set forth below is attributable to that firm. For information on the performance results of Capital Guardian Trust Company's U.S. Value Equity Composite, see "Management - The Investment Advisers" on page 27.


               Year-by-Year Total Return as of 12/31 of Each Year
  ------------ ---------- ---------- ----------- ---------- ----------
    4.09%        34.59%     23.84%     24.81%      7.56%      (3.06)%






    94           95         96         97          98         99
  ------------ ---------- ---------- ----------- ---------- ----------



                            High Quarter:  4th - 1998     +14.89%
                            Low Quarter:  3rd - 1998      -15.72%


         The table below compares the Portfolio's average annual compounded total returns for the 1-year period, 5-year period, and since inception through 12/31/99 with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized publicly traded companies and is often used to indicate the performance of the overall stock market, with the Russell 1000 Value index, an unmanaged index that measures the performance of the 1000 largest companies in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth values and with the Lipper VA Capital Appreciation Index, an equally weighted performance index of capital appreciation funds underlying 30 variable annuities. An index does not include transfer costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

-------------------------------------------------------------------------------
                       Average Annual Total Return as of 12/31/99
                  -------------- ----------- ------------ -------------

                                                             Since

                                  1 Year      5 Year      Inception

                 -------------- ----------- ------------ -------------

    Portfolio                     (3.06)%      16.74%        13.61%
    S&P 500 Index                  21.05%      28.54%       27.36%*
    Russell 1000                   7.35%       23.07%        17.92%
    Value Index
    Lipper VA Capital

    Appreciation Index           38.57%      24.77%       19.13%**

--------------------------- ----------- ------------ ------------- ------------

                            *  From 5/31/93



[SIDE BAR:

         Portfolio Management


o        Capital Guardian Trust Company
                  see page  27
                             =

o        For financial highlights  see page  32]
                                               =

[Left Side:]

                        Dreyfus Small Cap Value Portfolio

[SIDE BAR:

         This Portfolio may be appropriate for you if you seek:

o        Long-term growth of capital
o                          A less conservative  investment with greater risk and
                           reward  potential  than  a  portfolio   investing  in
                           large-capitalization companies]

Investment Objective

         To seek capital growth by investing in companies with a median-capitalization of approximately $750 million, with at least 75% of the Portfolio's investments in companies with capitalizations between $150 million and $1.5 billion.

Principal Investment Strategy

         The Portfolio normally invests in "value" companies. The investment adviser uses its own research and computer models to identify by various measures those companies that appear to be underpriced, but have good prospects for capital growth and dividend growth.

         In selecting investments, the investment adviser generally favors companies with the following:

o        relatively low price-to-book ratios
o        low price-to-earnings ratios
o        higher-than-average dividend payments in relation to price

         Because a company could remain undervalued for years, value investors search for factors that could trigger a rise in price, including new products or markets, opportunities for greater market share and more effective management.

         Most of the Portfolio's assets will be invested in equity securities, primarily common stocks of U.S. issuers. Normally, the Portfolio will not invest more than 20% of its total assets in foreign securities.

[Right side:]

Primary Risks:


         The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 19, any of which could cause the Portfolio's return or the price of its shares to decrease:


o        Market risk
o        Foreign investment risk
o        Market capitalization risk
o        Investment style risk

         The Portfolio's emphasis on stocks of established companies paying high dividends and its potential investments in fixed income securities may limit its potential for appreciation in a broad market advance. Such securities may also decline in value when interest rates rise sharply. Also, a company may reduce or eliminate its dividend.

Past Performance

         The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both tables assume reinvestment of dividends and distributions. Note that the results in each table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

         The bar chart below shows you the Portfolio's performance for each full calendar year since its inception (5/4/93) and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year
           ---------- --------- --------- --------- --------- ---------
             (1.79)%    14.05%    25.63%    25.56%    (2.18)%   29.39%


              94         95        96        97        98        99
           ---------- --------- --------- --------- --------- ---------


                         High Quarter:  2nd - 1999      +31.03%

                        Low Quarter:  3rd - 1998       -27.73%



         The table below compares the Portfolio's average annual compounded total returns for the 1-year period, 5-year period, and since inception through 12/31/99 with the Russell 2000 Index, a widely recognized unmanaged index that measures small company stock performance, and with the Lipper VA Small-Cap Index, an equally weighted performance index of small cap funds underlying 30 variable annuities. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

 -----------------------------------------------------------------------------
                            Average Annual Total Return as of 12/31/99
                  ----------- ------------- ----------------- ----------

                                                               Since

                             1 Year          5 Year          Inception
                             ------          ------          ---------

            ----------- ------------- ----------------- ----------------


      Portfolio              29.39%          17.88%           14.74%
       S&P 500 Index        21.26%          16.69%           14.66%*
         =======

       Lipper VA Small-Cap

         Index              43.03%          20.17%           16.57%*

 ----------------- ------------- ----------------- ---------------- ---------

                            *  From 4/30/93

[SIDE BAR:

         Portfolio Management:


o        The Dreyfus Corporation
                           see page  29
                                      =

o        For financial highlights
                           see page  32]
                                      ==

[Left side:]

                      T. Rowe Price Equity Income Portfolio

[SIDE BAR:

         This Portfolio may be appropriate for you if you seek:

o        A relatively conservative equity investment
o        Substantial dividend income along with long-term capital growth]

Investment Objective

To provide substantial dividend income as well as long-term growth of capital by
primarily  investing  in  the  dividend-paying   common  stocks  of  established
companies.

Principal Investment Strategy

The Portfolio's investment adviser primarily invests in common stocks of well-established companies paying above-average dividends.

The investment adviser typically employs a "value" approach in selecting investments. The investment adviser's in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth.

In selecting investments, the investment adviser generally favors companies with the following:

o        an established operating history
o   above-average   dividend   yield  relative  to  the  S&P  500  Index  o  low
price-to-earnings ratio relative to the S&P 500 Index o a sound balance sheet and other positive financial characteristics

o low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises

Most of the Portfolio's assets will be invested in U.S. common stocks. However, the Portfolio may also invest in foreign securities (up to 25% of total assets) and other securities, including debt securities, in keeping with its investment objective.

[Right side:]

Primary Risks:


The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 19, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:


o        Market risk
o        Foreign investment risk
o        Market capitalization risk
o        Investment style risk

         The Portfolio's emphasis on stocks of established companies paying high dividends and its potential investments in fixed income securities may limit its potential for appreciation in a broad market advance. Such securities may also decline in value when interest rates rise sharply. In addition, a company may reduce or eliminate its dividend.

Past Performance

         The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both tables assume the reinvestment of dividends and distributions. Note that the results in each table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

         The bar chart below shows you the Portfolio's performance for each full calendar year since its inception (1/3/95) and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

 ------------ ----------- ------------ ------------ -------------
    30.50%       19.88%      28.27%       8.81%        3.47%






    95           96          97           98           99
------------ ----------- ------------ ------------ -------------



               High Quarter:  2nd - 1999      +13.35%
               Low Quarter:  3rd - 1999       -8.64%

         The table below compares the Portfolio's average annual compounded total returns for the 1-year period, 5-year period and since inception through 12/31/99 with the S&P 500 Index, a widely recognized unmanaged index of stock performance of 500 large- and medium-sized publicly traded companies and is often used to indicate the performance of the overall stock market, and with the Lipper VA Equity Income Index, an index which measures the total returns earned by 10 variable annuities investing in equity income funds. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

-----------------------------------------------------------------------------
                   Average Annual Total Return as of 12/31/99
                  ------------------- ------------ ---------- ---------------

                                                                   Since

                                         1 Year      5 Year      Inception

                  ------------------- ------------ ---------- ---------------

      Portfolio                            3.47%      17.69%        17.73%
      S&P 500 Index                       21.03%      28.53%       28.53%*
      Lipper VA Equity Income Index        5.41%        N/A        15.20**
------------------------------- ------------ ---------- --------------- ------

                       *  From 12/31/94
                     **  Since Index's inception on 12/29/95


[SIDE BAR:


         Portfolio management:


o        T. Rowe Price Associates, Inc.
                  see page  29
                             =

o        For financial highlights
                  see page  32]
                             ==

[Left Side:]

                      T. Rowe Price Growth Stock Portfolio

[SIDE BAR:

         This Portfolio may be appropriate for you if you seek:

o        A moderate risk investment
o        Long-term growth of capital]

Investment Objective


         To provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies.


Principal Investment Strategy

         The Portfolio invests primarily in the common stocks of a diversified group of growth companies. The investment adviser normally (but not always) seeks investments where dividends are expected to rise over time as earnings increase. The investment adviser generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, the investment adviser believes that when a company's earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

         Most of the Portfolio's assets will be invested in U.S. common stocks. The investment adviser may also invest in foreign securities (up to 30% of its total assets).

[Right side:]

Primary Risks:


         The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 19, any of which could cause the Portfolio's return or the price of its shares to decrease:


o        Market risk
o        Foreign investment risk
o        Market capitalization risk
o        Investment style risk

Past Performance

         The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both tables assume reinvestment of dividends and distributions. Note that the results in each table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

         The bar chart below shows you the Portfolio's performance for each full calendar year since its inception (1/3/95) and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

                  ----------- ---------- ------------ ---------- ---------
                     37.20%      20.77%     28.57%       28.67%     22.19%




                       95          96         97           98         99
                   ----------- ---------- ------------ ---------- ---------



                                    High Quarter:  4th - 1998      +23.37%
                                    Low Quarter:  3rd - 1998       -11.13%

         The table below compares the Portfolio's average annual compounded total returns for the 1-year period, 5-year period and since inception through 12/31/99 with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized publicly traded companies and is often used to indicate the performance of the overall stock market, and with the Lipper VA Growth Index, an equally weighted performance index of growth funds underlying 30 variable annuities. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

 -----------------------------------------------------------------------------
                           Average Annual Total Return as of 12/31/99
                   -------------- ----------- ------------ -------------

                                                               Since

                                    1 Year      5 Year      Inception

                   -------------- ----------- ------------ -------------

       Portfolio                      22.19%      27.33%        27.38%
       S&P 500 Index                  21.03%      28.53%       28.53%*
       Lipper VA Growth Index         25.78%      24.91%       24.91%*

-------------------------- ----------- ------------ ------------- ------------

                            *  From 12/31/94

[SIDE BAR:

         Portfolio Management


o        T. Rowe Price Associates, Inc.
                  see page  29
                             =

o        For financial highlights see page 32]
         =====================================

Primary Risks of Investing in the Portfolios

One or more of the following primary risks may apply to your Portfolio. Please see the Investment Summary for your particular Portfolio to determine which risks apply and for a discussion of other risks that may apply to the Portfolio.

Market Risk

A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's investment adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its investment adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the investment adviser overweights fixed income markets or industries where there are significant declines.

Interest Rate Risk

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If your Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

[SIDE BAR:

         A fixed income security's term to maturity is the time until a fixed income security provides its final payment.]

Credit Risk

The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis.

High Yield Debt Security Risk

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio's investment adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When a Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

Foreign Investment Risk

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

o These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

o Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

o Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

o        Foreign markets may be less liquid and more volatile than U.S. markets.

o        Foreign  securities  often  trade  in  currencies  other  than the U.S.
         dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings.

o Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

Market Capitalization Risk


Stocks fall into three broad market capitalization categories - large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies.


Investment Style Risk

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

Additional Investment Strategies

         In addition to the principal investment strategies discussed in each individual Portfolio's Investment Summary, a Portfolio, as indicated, may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. These strategies and techniques may involve risks. Although a Portfolio that is not identified below in connection with a particular strategy or technique generally has the ability to engage in such a transaction, its investment adviser currently intends to invest little, if any, of the Portfolio's assets in that strategy or technique. (Please note that some of these strategies may be a principal investment strategy for a particular Portfolio and consequently are also described in that Portfolio's Investment Summary.)


For a description of each of these investment techniques and strategies, please refer to the Glossary of Investment Terms on page 43.



-------------------------------- --------------------------------------- -------------------------------------------
INVESTMENT  STRATEGY
            --------
                                               PORTFOLIO                 RISKS

-------------------------------- --------------------------------------- -------------------------------------------
-------------------------------- --------------------------------------- -------------------------------------------

-------------------------------- --------------------------------------- -------------------------------------------
-------------------------------- --------------------------------------- -------------------------------------------

Foreign Debt Securities          T. Rowe Price  Growth                  Foreign debt securities may be subject to
                                                 ======                  ========================================
                                     Stock                              foreign investment risk, credit risk, and
                                      =====                              ========================================

                                                                         interest
                                                                         rate
                                                                         risk.
                                                                         Securities
                                                                         in
                                                                         developing
                                                                         countries
                                                                         are
                                                                         also
                                                                         subject
                                                                         to  the
                                                                         additional
                                                                         risks
                                                                         associated
                                                                         with
                                                                         emerging
                                                                         markets.


-------------------------------- --------------------------------------- -------------------------------------------
-------------------------------- --------------------------------------- -------------------------------------------

U.S. Government Securities       All Portfolios                          U.S. government securities are subject to
==========================       ==============                          =========================================
                                                                         interest rate risk.  Credit risk is
                                                                         ===================================
                                                                         remote.


-------------------------------- --------------------------------------- -------------------------------------------
-------------------------------- --------------------------------------- -------------------------------------------

High Quality  Short-term  Debt    All Portfolios                          These  instruments are subject to
Obligations including Bankers'                                            credit risk and interest rate risk.

Acceptances, Commercial Paper,
==============================
Certificates of Deposit and
===========================
Eurodollar Obligations issued
=============================
or guaranteed by Bank Holding
=============================
Companies in the U.S., their
============================
Subsidiaries and Foreign
========================
Branches or of the World Bank;
==============================
Variable Amount Master Demand
=============================
Notes and Variable Rate Notes
=============================
issued by U.S. and Foreign
==========================
Corporations; and Short-term
============================
Corporate Bonds
===============

-------------------------------- --------------------------------------- -------------------------------------------
-------------------------------- --------------------------------------- -------------------------------------------

Foreign Currency Transactions    T. Rowe Price Growth                    Foreign currency exchange rates may
==============================   ====================                    ===================================
                                    Stock                                fluctuate significantly over short
                                 ========                                ==================================
                                                                         periods of time.   A forward foreign
                                                                         ====================================
                                                                         currency exchange contract reduces the
                                                                         ======================================
                                                                         Portfolio's exposure to changes in the
                                                                         ======================================
                                                                         value of the currency it will deliver and
                                                                         =========================================
                                                                         increases its exposure to changes in the
                                                                         ========================================
                                                                         value of the currency it will exchange
                                                                         ======================================
                                                                         into.  Contracts to sell foreign currency
                                                                         =========================================
                                                                         will limit any potential gain which might
                                                                         =========================================
                                                                         be realized by the Portfolio if the value
                                                                         =========================================
                                                                         of the hedged currency increases.  In the
                                                                         =========================================
                                                                         case of forward contracts entered into
                                                                         ======================================
                                                                         for the purpose of increasing return, the
                                                                         =========================================
                                                                         Portfolio may sustain losses which will
                                                                         =======================================
                                                                         reduce its gross income.  Forward foreign
                                                                         =========================================
                                                                         currency exchange contracts also involve
                                                                         ========================================
                                                                         the risk that the party with which the
                                                                         ======================================
                                                                         Portfolio enters the contract may fail to
                                                                         =========================================
                                                                         perform its obligations to the Portfolio.
                                                                         =========================================
                                                                         The purchase and sale of foreign currency
                                                                         =========================================
                                                                         futures contracts and the purchase of
                                                                         =====================================
                                                                         call and put options on foreign currency
                                                                         ========================================
                                                                         futures contracts and on foreign
                                                                         ================================
                                                                         currencies involve certain risks
                                                                         ================================
                                                                         associated with derivates.
                                                                         ==========================

-------------------------------- --------------------------------------- -------------------------------------------
-------------------------------- --------------------------------------- -------------------------------------------

Preferred Stocks                 T. Rowe Price Equity                    Preferred stocks are subject to market
================                 ====================                    ======================================
                                    Income                               risk.  In addition, because preferred
                                 =========                               =====================================
                                 T. Rowe Price Growth                    stocks pay fixed dividends, an increase
                                                                         =======================================
                                    Stock                                in
                                                                         interest
                                                                         rates
                                                                         may
                                                                         cause
                                                                         the
                                                                         price
                                                                         of    a
                                                                         preferred
                                                                         stock
                                                                         to
                                                                         fall.


-------------------------------- --------------------------------------- -------------------------------------------
-------------------------------- --------------------------------------- -------------------------------------------

Convertible Securities           Dreyfus Small Cap Value                Traditionally, convertible securities
======================           =======================                 ====================================
                                 T. Rowe Price Equity                    have paid dividends or interest rates
                                                                         =====================================
                                    Income                               higher than common stocks but lower than
                                                                         ========================================
                                 T. Rowe Price Growth                    nonconvertible securities.  They
                                                                         ================================
                                    Stock
                                                                         generally
                                                                         participate
                                                                         in  the
                                                                         appreciation
                                                                         or
                                                                         depreciation
                                                                         of  the
                                                                         underlying
                                                                         stock
                                                                         into
                                                                         which
                                                                         they
                                                                         are
                                                                         convertible,
                                                                         but  to
                                                                         a
                                                                         lesser
                                                                         degree.
                                                                         These
                                                                         securities
                                                                         are
                                                                         also
                                                                         subject
                                                                         to
                                                                         market
                                                                         risk
                                                                         and
                                                                         credit
                                                                         risk.


-------------------------------- --------------------------------------- -------------------------------------------
-------------------------------- --------------------------------------- -------------------------------------------

Rights and Warrants              T. Rowe Price Equity                    These investments carry the risk that
===================                                                      =====================================
                                    Income                               they may be worthless to the Portfolio at
                                                                         =========================================
                                 T. Rowe Price Growth                    the time it may exercise its rights, due
                                                                         ========================================
                                    Stock                                to the fact that the underlying
                                                                         ===============================
                                                                         securities have a market value less than
                                                                         ========================================
                                                                         the exercise price of the right or
                                                                         ==================================
                                                                         warrant.


-------------------------------- --------------------------------------- -------------------------------------------
-------------------------------- --------------------------------------- -------------------------------------------

Depositary Receipts               T. Rowe Price Equity                  These instruments are subject to market
===================                                                      ======================================
                                    Income                               risk and foreign investment risk.
                                                                         =================================

                                 T. Rowe Price Growth


                                     Stock


-------------------------------- --------------------------------------- -------------------------------------------
-------------------------------- --------------------------------------- -------------------------------------------

Forward Commitments, When        Capital Guardian Value                  The Portfolio does not earn interest on
==========================                                               =======================================
Issued and Delayed Delivery                                              such securities until settlement and
============================                                             ====================================
Securities                                                               bears the risk of market value
==========                                                               ==============================
                                                                         fluctuations in between the purchase and
                                                                         ========================================
                                                                         settlement dates.
                                                                         =================

-------------------------------- --------------------------------------- -------------------------------------------
-------------------------------- --------------------------------------- -------------------------------------------

Hybrid Instruments                 T. Rowe Price Equity                 Hybrids may bear interest or pay
==================                                                       ===============================
                                    Income                               dividends at below market (or even
                                                                         ==================================
                                 T. Rowe Price Growth                    relatively nominal) rates.  Under certain
                                                                         =========================================
                                     Stock                              conditions, the redemption value of the
                                      =====                              ======================================
                                                                         instrument could be zero.  Hybrids can
                                                                         ======================================
                                                                         have volatile prices and limited
                                                                         ================================
                                                                         liquidity and their use by the  Portfolio
                                                                         =========================================
                                                                         may not be successful.
                                                                         ======================

-------------------------------- --------------------------------------- -------------------------------------------
-------------------------------- --------------------------------------- -------------------------------------------

Investment Grade Corporate       T. Rowe Price Equity                    Interest rate risk and credit risk.
===========================                                              ===================================
Debt Securities                     Income                               Securities rated in the fourth investment
===============                                                          =========================================
                                 T. Rowe Price Growth                    category by a nationally recognized
                                                                         ===================================
                                    Stock                                rating agency may have speculative
                                                                         ==================================
                                                                         characteristics.


-------------------------------- --------------------------------------- -------------------------------------------
-------------------------------- --------------------------------------- -------------------------------------------

High Yield/High Risk Debt         T. Rowe Price Equity                  High yield/high risk debt securities are
==========================
Securities                          Income                               subject to high yield debt security risk.
==========


-------------------------------- --------------------------------------- -------------------------------------------

Defensive Investments

         Under adverse market or economic conditions, a Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with a Portfolio's principal investment strategy. Although a Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

Portfolio Turnover


         The Portfolios' investment advisers will sell a security when they believe it is appropriate to do so, regardless of how long a Portfolio has owned that security. Buying and selling securities generally involves some expense to a Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher a Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect a Portfolio's performance. The Portfolios, with the exception of Dreyfus Small Cap Value Portfolio, generally intend to purchase securities for long-term investment and therefore have a relatively low turnover rate. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolios. Dreyfus Small Cap Value Portfolio generally will have annual turnover rates in excess of 100%.

         The turnover rates for the Portfolios can be found in the Financial Highlights section of this Prospectus.


Downgrades in Fixed Income Debt Securities

         Unless required by applicable law, the Portfolios are not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after a Portfolio purchases the security.

Management

The Manager


Endeavor Management Co. (the "Manager"), 4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499, has overall responsibility for the general management and administration of all of the Portfolios. The Manager selects and pays the fees of the investment advisers for each of the Trust's Portfolios and monitors each investment adviser's investment program.


The annual management fee, as a percentage of a Portfolio's average daily net assets, that the Manager receives from each Portfolio for these services is as follows:


 T. Rowe Price Equity Income Portfolio - .80%
  T. Rowe Price Growth Stock Portfolio - .80%
  Dreyfus Small Cap Value Portfolio - .80%

         Capital Guardian Value Portfolio - .85% on first $300 million; .80% on assets over $300 million up to $500 million; .775% on assets over $500 million.

         The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for a Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing investment adviser or as an additional investment adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing investment adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the investment adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the investment adviser that normally is provided in a proxy statement. The exemptive order also permits disclosure of fees paid to multiple unaffiliated investment advisers of a Portfolio on an aggregate basis only.

The Investment Advisers

         The investment adviser of each Portfolio makes day-to-day investment decisions, arranges for the execution of portfolio transactions, and generally manages each Portfolio's investments.


 Capital Guardian Value Portfolio

         Capital Guardian Trust Company ("Capital Guardian"), 333 South Hope Street, Los Angeles, CA 90071 is each Portfolio's investment adviser. Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which itself is a wholly-owned subsidiary of the Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968 and manages approximately $123 billion in investments as of December 31, 1999.

         Capital Guardian uses a multiple portfolio manager system under which the Portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of each Portfolio is managed by a group of investment research analysts.

         The individual portfolio managers of each segment of the Portfolio, other than that managed by the group of research analysts, are as follows:

o Donnalisa P. Barnum is a Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1986.

o Theodore R. Samuels is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1981.

o Eugene P. Stein is Director, Executive Vice President, and Chairman of the Investment Committee of Capital Guardian with portfolio management responsibilities. He joined the Capital organization in 1972.


Prior Experience of Capital Guardian


         Capital Guardian became the investment adviser to the Capital Guardian Value Portfolio in October 2000.

         As a result, Capital Guardian Portfolio has no operating history with Capital Guardian as investment adviser. In order to provide you with information regarding the investment capabilities of Capital Guardian, performance information is presented concerning other registered investment companies and institutional private accounts managed by Capital Guardian that have investment objectives, policies, strategies and risks substantially similar to those of the respective Portfolios. Such performance information should not be relied upon as an indication of the future performance of the Portfolios.


         Composite performance data relating to the historical performance of institutional private accounts was calculated on a total return basis and includes all losses. The total returns for each composite reflect the deduction of the highest investment advisory fee for any one portfolio in the composite, brokerage commissions and execution costs paid by Capital Guardian's institutional private accounts without provision for federal or state income taxes. Custodial fees, if any, were included in the calculation for some but not all of the accounts. Each composite includes all actual, fee-paying, discretionary institutional private accounts managed by Capital Guardian, that have investment objectives, policies, strategies and risks substantially similar to those of the relevant Portfolio. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. The institutional private accounts that are included in the composites are not subject to the same types of expenses to which the relevant Portfolio is subject or to the diversification requirements, specific tax restrictions and investment limitations imposed on the Portfolio by the 1940 Act or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the composites could have been adversely affected if the institutional private accounts included in the composites had been regulated as investment companies under the federal securities laws.

         The major difference between the SEC prescribed calculation of average annual total returns for registered investment companies and total returns for composite performance is that average annual total returns reflects all fees and charges applicable to the registered investment company in question and the total return calculation for the composites reflects only those fees and charges described in the paragraph directly above.

         The performance results for the composites presented below are mostly subject to lower fees and expenses than the relevant Portfolios. If the composites reflected the fees and expenses of the Portfolios, performance results would have been lower.

         The table below assumes the investment of all dividends and capital gain distributions. The table does not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.

         The table below compares the Capital Guardian U.S. Equity Composite's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/99 with the S&P 500 Index, the Capital Guardian U.S. Value Equity Composite's average annual compounded total returns for the 1- and 5- year periods and since inception through 12/31/99 with the Russell 1000 Value Index and the Capital Guardian Global Composite's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/99 with the Morgan Stanley Capital International World Index ("MSCI World Index").

         The S&P 500 Index is a widely recognized index that measures the stock performance of 500 large- and medium-sized publicly traded companies and is often used to indicate the performance of the overall stock market. The Russell 1000 Value Index is an unmanaged index that measures the performance of the 1000 largest companies in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth values. The MCSI World Index in an unmanaged index which tracks the stocks of approximately 1,575 companies representing the stock markets of 22 countries. An index does not include transaction costs associated with buying and selling securities or composite account expenses. It is not possible to invest directly in an index.

------------------------------------------------------------------------------

                   Average Annual Total Return as of 12/31/99
                      -------------------------------------



                                                                     10 Year or

                                    1 Year       5 Year         Since Inception
                                    ------        ------             -----

                                        -------------------------------------

               Capital Guardian
                 U.S. Equity

                 Composite           23.16%       27.02%              17.33%

                S&P 500 Index        21.04%        28.50 %              18.15%

               Capital Guardian
                 U.S. Value Equity

                 Composite            4.16%        20.80%               16.63%*

                Russell 1000
               Value Index             7.35 %        23.08 %            17.77%*

              Capital Guardian

                Global Composite         46.91%        25.47%           15.63%

                 MSCI World Index         25.17%       20.06 %          11.76%

                     * Inception was 6/30/93
 -----------------------------------------------------------------------------


Dreyfus Small Cap Value Portfolio


         The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, New York, New York 10166, is the Portfolio's investment adviser. Dreyfus, established in 1951, is one of the nation's leading fund companies, currently managing more than $125 billion in more than 160 mutual fund portfolios nationwide as of December 31, 1999. Dreyfus is a wholly-owned subsidiary of Mellon Bank Corporation, a global financial services company with approximately $480 billion in assets under management.

o Peter I. Higgins is the portfolio manager for the Dreyfus Small Cap Value Portfolio. Mr. Higgins has been employed by The Boston Company, Inc., a subsidiary of Mellon Bank Corporation, since August 1988 and by Dreyfus since February 1996. He has managed the Dreyfus Small Company Value Fund since November 1997.


T. Rowe Price Equity Income Portfolio
T. Rowe Price Growth Stock Portfolio


         T. Rowe Price Associates, Inc.("T. Rowe Price"), 100 East Pratt Street, Baltimore, Maryland 21202, each Portfolio's investment adviser, was founded in 1937. As of December 31, 1999, T. Rowe Price and its affiliates managed over $179 billion in investments for more than 8 million individual and institutional investor accounts.


o Brian C. Rogers - a Managing Director of T. Rowe Price, manages the T. Rowe Price Equity Income Portfolio day-to-day and has been Chairman of the Portfolio's Investment Advisory Committee since 1995. He joined T. Rowe Price in 1982 and has been managing investments since 1983. Mr. Rogers has managed the T. Rowe Price Equity Income Fund since 1993 and the T. Rowe Price Value Fund since 1994.

o Robert W. Smith - a Managing Director of T. Rowe Price, manages the T. Rowe Price Growth Stock Portfolio day-to-day and has been Chairman of the Portfolio's Investment Advisory Committee since 1997. He joined T. Rowe Price in 1992 as an equity analyst and has also managed the U.S. stock portion of the T. Rowe Price Global Stock Fund since its inception in 1996 and the T. Rowe Price Growth Stock Fund since 1997.


 Brokerage Enhancement Plan


         The Trust has adopted, in accordance with the substantive provisions of Rule 12b-1 under the Investment Company Act of 1940, a Brokerage Enhancement Plan (the "Plan") for each of its Portfolios. The Plan uses available brokerage commissions to promote the sale and distribution of each Portfolio's shares. Under the Plan, the Trust uses recaptured commissions to pay for distribution expenses. Except for recaptured commissions, unlike asset based charges imposed by many mutual funds for sales expenses, the Portfolios do not incur any asset based or additional fees or charges under the Plan.

How the Plan Works

         Under the Plan, the Manager is authorized to direct investment advisers to use certain broker-dealers for securities transactions. (The duty of best price and execution still applies to these transactions.) These broker-dealers have agreed to give a percentage of their commission from the sale and purchase of securities to Transamerica Capital, Inc. (formerly known as Endeavor Group), the distributor of the Trust's shares.

         Transamerica Capital, Inc. will not make any profit from participating in the Plan. It is obligated to use any money given to it under the Plan for distribution expenses (other than a minimal amount to defray its legal and administrative costs). The rest will be spent on activities that are meant to result in the sale of the Portfolios' shares, including:

o holding or participating in seminars and sales meetings promoting the sale of the Portfolios' shares o paying marketing fees requested by broker-dealers who sell Contracts o training sales personnel o compensating broker-dealers and/or registered representatives in connection with the allocation of cash values and premiums of the Contracts to the Trust

o    printing  and  mailing   Trust   prospectuses,   statements  of  additional
     information and shareholder reports to prospective Contract holders

o        creating and mailing advertising and sales literature

[SIDE BAR:


         If you would like to learn more about the Plan including the amount of commissions recaptured in 1999, please read the Statement of Additional Information which discusses the legal terms and conditions of the Plan.]

Financial Highlights


         The following financial highlights tables are intended to help you understand each Portfolio's financial performance for the past 5 years and the six month period ended June 30, 2000. Certain information reflects financial results for a single Portfolio share. Total return in each table shows how much an investment in a Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). The information for the years or periods ended December 31 has been audited by Ernst & Young LLP, whose report, along with each Portfolio's financial statements, is included in the Trust's Annual Report, which is available upon request. The information for the six month period ended June 30, 2000 is unaudited and is included in the Trust's Semi-Annual Report, which is available upon request.



 CAPITAL GUARDIAN VALUE PORTFOLIO*
  ======================

                             Six Months        Year          Year        Year       Year           Year
                             Ended  6/30/00  Ended           Ended      Ended       Ended            Ended
                                                                                      =====
                             (Unaudited)      12/31/99        12/31/98    12/31/97  12/31/96+++      12/31/95
                             -----------      --------       --========   --========  ===========      ------


Operating
performance:

Net asset value, beginning
of

period.....................

                              $19.99         $21.68         $20.70       $17.21      $14.23           $10.69
                               ======         ======         ======       ======      ======           =====
Net investment income......  0.08             0.18           0.22         0.20        0.20             0.15
=====================        ====             ====           ====         ====        ====             ====

Net realized and

unrealized gain/(loss) on

investments................  (1.15)           (0.72)         1.36         3.96        3.15             3.52
===========                  ======           ======         ====         ====        ====             ====

Net increase/(decrease) in

net assets
resulting from

investment operations......  (1.07)           (0.54)         1.58         4.16        3.35             3.67
=====================        ======           ======         ====         ====        ====             ====

Distributions:

Dividends from

net investment income......  (0.19)           (0.24)         (0.22)       (0.14)      (0.13)           (0.09)
=====================        ======           ======         ======       ======      ======           ======

Distributions

from net
========
realized gains.............
==============
                             (3.05)           (0.91)         (0.38)       (0.53)      (0.24)           (0.04)
                             ======           ======         ======       ======      ======           ======
Total distributions..........(3.24)...........(1.15).........(0.60)       (0.67)      (0.37)           (0.13)
===================          ======           ======         ======       ======      ======           ======

Net asset value, end of

period.....................  $15.68           $19.99         $21.68       $20.70      $17.21           $14.23
======                       ======           ======         ======       ======      ======           ======

 Total return++...........  (5.89)%          (3.06)%        7.56%         24.81%     23.84%          34.59%
                             ======           ======         ====         =======     =======          ====

Ratio s to ave rage ne t asset s/ supplemental data:

Net asset s, end of
period (in 000 's).......  $1 75,891      $209, 653     $246,102     $216, 039  $127,927        $68,630


Ratio of net investment
income to average net

assets.....................  0.70%+           0.77%          1.10%        1.39%       1.29%             1.56%
                                                                                                         ====


Ratio of net expenses to
average net

assets.....................   0.90%+          0.88%         0.84%       0.89%      0.91%           0.86%
                               ======           =====          =====        =====       =====

 Ratio of expenses to
average net assets.........   0.93%+         0.95%          0.85%        0.89%       0.91%            0.86%
                               ======         =====          =====        =====       =====            ====

Portfolio turnover rate....  1%               51%            19%          16%         27%              28%
=======================      ==               ===            ===          ===         ===              ===


-----------------------
*        Effective  October  9,  2000,  the name of the  Endeavor  Value  Equity
         Portfolio was changed to Capital  Guardian Value  Portfolio and Capital
         Guardian Trust Company became the Portfolio's investment adviser.

+        Annualized.

++       Total return represents aggregate total return for the years indicated.
         The total return of the Portfolio does not reflect the charges against the separate accounts of PFL or the Contracts.

+++ Per share amounts have been calculated using the average share method which more appropriately presents the per share data for the year since use of the undistributed method did not accord with results of operations.







DREYFUS SMALL CAP VALUE PORTFOLIO
=================================


                               Six Months
                               Ended         Year          Year           Year         Year               Year
                               6/30/00        Ended         Ended          Ended        Ended              Ended
                               (Unaudited)   12/31/99       12/31/98     12/31/97     12/31/96+++#       12/31/95
                               ------------   --------      --========     --------     -----------=       ------

Operating
performance:

Net asset value, beginning

of period.......................$16.51       $14.14        $16.41         $14.69       $12.22             $10.98
                                 ======       ======        ======         ======       ======             =====

Net investment income/(loss)

                               (0.01)         (0.04)        (0.03)         0.02         0.12               0.15
                               ======         ======        ======         ====         ====               ====
Net realized and unrealized
gain/(loss) on investments

                               1.71           4.00          (0.13)         3.52         2.95               1.36
                               ====           ====          ======         ====         ====               ====
Net increase/
=============
(decrease) in net assets
==========
resulting from  investment
operations................      1.70          3.96        (0.16)         3.54        3.07              1.51
                               --====         --====        -======        --====       --====


Distributions:

Dividends from


net investment income.....     ---           ---          (0.02)        (0.10)       (0.14)            (0.10)
                                ===            ===           ======                      ======             =


Distributions from net


realized gains.................(2.73)        (1.59)        (2.09)         (1.72)       (0.46)             (0.17)
                               -======        ======        ======         ======       ======             =====

Total distributions............(2.73)         (1.59)        (2.11)         (1.82)       (0.60)            (0.27)
                               ======         ======        ======         ======       ======             -----


Net asset value, end of

period....................      $15.48       $16.51        $14.14         $16.41       $14.69             $12.22
                                 ======       ======        ======         ======       ======             =====

Total return++............     10.03%         29.39%        (2.18)%        25.56%       25.63%             14.05%
==============                 ======         ======        =======        ======       ======             ======

Ratios to average net assets/supplemental data:


Net assets, end of period

(in 000's)................      $212,928     $187,803      $158,662       $146,195     $85,803            $52,597
                                 ========     ========      ========       ========     =======            ======

 Ratio of net investment
income/(loss) to average net
=============
 assets..................     (0.13)%+      (0.28)%       (0.23)%        0.20%        0.95%              1.56%
                                ========      =======       =======        =====        =====              ===


Ratio of net expenses to
average net

assets....................      0.89%+       0.90%         0.86%          0.91%        0.92%              0.87%
                                 ======       =====         =====          =====        =====              ====

 Ratio of expenses to
average net assets........      1.24%+       1.22%         0.94%          0.91%        0.92%              0.87%
                                 ======       =====         =====          =====        =====              ====

 Portfolio turnover rate.     95%            216%          183%           127%         171%               75%
                               ===            ====          ====           ====         ====               ==

-----------------------

+........Annualized.

++       Total  return  represents   aggregate  total  return  for  the  periods
         indicated.  The total  return of the  Portfolio  does not  reflect  the charges against the separate accounts of PFL or the Contracts.

+++ Per share amounts have been calculated using the average share method which more appropriately presents the per share data for the year since use of the undistributed method did not accord with results of operations.


# The Dreyfus  Corporation  became the Portfolio's  investment adviser effective
September 16, 1996.







 T. ROWE PRICE EQUITY INCOME PORTFOLIO
  ====================================


                             Six Months
                             Ended         Year        Year         Year          Year             Period
                                                                                                     ====
                             6/30/00        Ended       Ended        Ended         Ended           Ended
                             (Unaudited)    12/31/99    12/31/98     12/31/97      12/31/96+++     12/31/95*+++
                             -----------    --------    --------     --------      -----------     --------====

Operating  performance:


Net asset value, beginning

of period..................   $19.50       $20.04      $19.34       $15.49        $13.05          $10.00
                             --======       ======      ======       ======        ======          =====


Net investment


income.....................  0.21           0.38        0.35         0.25          0.41            0.34
                             ====           ====        ====         ====          ====            ====

Net realized and

unrealized gain/(loss) on

investments................  (0.72)         0.42        1.33         4.06          2.17            2.71
===========                  ======         ====        ====         ====          ====            ====


Net increase/(decrease) in net assets resulting from investment operations......


                             (0.51)         0.80       1.68        4.31         2.58           3.05
                             -======        --====      --====       --====        --====

Distributions:

Dividends from net


investment income..........  (0.39)        (0.40)      (0.28)       (0.19)        (0.10)          ---
                              ======        ======      ======       ======        ======          ==

Distributions from net
realized gains.............  (1.76)        (0.94)     (0.70)      (0.27)       (0.04)          ---
                             -======        -======     -======      -======       ------

Total distributions........  (2.15)        (1.31)      (0.98)       (0.46)        (0.14)          ---
                             -======        ======      ======       ======        ======          ==


Net asset value, end of

period.....................   $16.84       $19.50      $20.04       $19.34        $15.49          $13.05
                               ======       ======      ======       ======        ======          =====

Total return++.............  (3.11)%        3.47%       8.81%        28.27%        19.88%          30.50%
==============               =======        =====       =====        ======        ======          ======

Ratios to average net assets/ supplemental data:


Net assets, end of period

(in 000's).................   $235,752     $264,718    $262,328     $197,228      $78,251         $21,910
                               ========     ========    ========     ========      =======         ======


Ratio of net investment
income to average net

assets...................    2.17%+       1.89%       2.18%        2.47%         2.89%           3.24%+
                               ======       =====       =====        =====         =====           ====
Ratio of net expenses to

average net assets.........  0.89%+         0.87%       0.85%        0.94%         0.96%           1.15%+
==================           ======         =====       =====        =====         =====           ======

Ratio of expenses to
=========
average net  assets.......   0.89%+       0.88%       0.85%        0.94%         0.96%           1.15%+
                               ======       =====       =====        =====         =====           ====

 Portfolio turnover  rate  20%            35%         20%          23%           19%            16%
                             ===            ===         ===          ===


--------------------------
* The Portfolio commenced operations on January 3, 1995.


+        Annualized.

++       Total  return  represents   aggregate  total  return  for  the  periods
         indicated.  The total  return of the  Portfolio  does not  reflect  the charges against the separate accounts of PFL or the Contracts.


+++ Per share amounts have been calculated using the average share method which more appropriately presents the per share data for the period since use of the undistributed method did not accord with results of operations.







 T. ROWE PRICE GROWTH STOCK PORTFOLIO
  ===================================


                           Six Months   Year        Year        Year         Year             Period
                          Ended         Ended       Ended       Ended        Ended            Ended
                          6/30/00        12/31/99    12/31/98    12/31/97      12/31/96+++    12/31/95*+++
                                         --------    --------    --------     -------------    -----------
                          (Unaudited)


Operating performance:

Net asset value,

beginning of period.....   $28.73       $25.60      $20.78      $16.29       $13.72           $10.00
                            ======       ======      ======      ======       ======            ----

Net investment  income.
                           0.01         0.03        0.06        0.04         0.11             0.08

Net realized and
unrealized gain on

investments.............  2.00           5.28        5.76        4.59         2.71             3.64
                          ----           ----        ----        ----         ----             ----

Net increase in net assets resulting from investment operations...

                          2.01           5.31        5.82        4.63         2.82             3.72
                          ----           ----        ----        ----         ----             ----
Distributions:

Dividends from net

investment income.......  (0.03)         (0.07)      (0.05)      (0.03)       (0.01)           ---

Distributions from net

realized gains..........  (2.93)         (2.11)      (0.95)      (0.11)       (0.24)           ---
                          ------         ------      ------      ------       ------           ---

Total distributions.....  (2.96)         (2.18)      (1.00)      (0.14)       (0.25)           ---
                          ------         ------      ------      ------       ------           ---

Net asset value, end of

 period..................$27.78.........$28.73      $25.60      $20.78       $16.29           $13.72
                           =====          =====       =====       =====        =====            ====

Total return++..........  7.88%          22.19%      28.67%       28.57%      20.77%           37.20%
                          ====           =====       =====        =====       =====            ======


Ratios to average net assets/supplemental data:

Net assets, end of
period (in 000's).......  $290,722       $257,879    $194,301    $123,230     $59,732          $21,651

Ratio of net investment
income to average net
assets..................
                          0.02%+         0.21%       0.43%       0.38%        0.75%            0.69%+
Ratio of net expenses
to average net assets...  0.87%+         0.87%       0.87%       0.96%        1.01%            1.26%+

Ratio of expenses to
average net assets......  0.87%+         0.88%       0.87%       0.96%        1.01%            1.26%+

Portfolio turnover rate.
                          40%            66%         58%         41%          44%              64%


--------------------
* The Portfolio commenced operations on January 3, 1995.

+        Annualized.

++       Total  return  represents   aggregate  total  return  for  the  periods
         indicated. The total return of the Portfolio does not reflect the charges against the separate accounts of PFL or the Contracts.

+++ Per share amounts have been calculated using the average share method which more appropriately presents the per share data for the period since use of the undistributed method did not accord with results of operations.

 YOUR INVESTMENT


Shareholder Information

         The separate accounts of PFL are the record owners of the Portfolios' shares. Any reference to the shareholder in this Prospectus technically refers to PFL's separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of PFL.

         However, PFL is required to solicit instructions from the Contract owners when voting on shareholder issues. Any voting by PFL as shareholder would therefore reflect the actual votes of Contract owners. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

Dividends, Distributions and Taxes


         Each Portfolio distributes its dividends from its net investment income to PFL's separate accounts once a year and not to you, the Contract owner. These distributions are in the form of additional shares of stock and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contracts prospectus accompanying this Prospectus for more information.


         All net realized long- or short-term capital gains of each Portfolio are also declared once a year and reinvested in the Portfolio.

         Please see the Contracts prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes PFL owes as a result of its ownership of a Portfolio's shares and its receipt of dividends and capital gains.

Sales and Purchases of Shares

         The Trust does not sell its shares directly to the public. The Trust continuously sells shares of each Portfolio only to PFL's separate accounts and may in the future offer its shares to qualified pension and profit-sharing plans. It could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

         AFSG Securities Corporation ("AFSG Securities"), an affiliate of PFL, is the principal underwriter and distributor of the Contracts. AFSG Securities places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contracts. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio determined on that same date.

         The net asset value per share of each Portfolio for the purpose of pricing orders for the purchase and sale of shares is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the Exchange is open. Net asset value per share is computed by dividing the value of all assets of a Portfolio (including accrued interest and dividends), less all liabilities of the Portfolio (including accrued expenses and dividends payable), by the number of outstanding shares of the Portfolio.


         Each Portfolio's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Trust's Board of Trustees. Amortized cost is also used to value the short-term (60 days or less) assets of the Trust's other Portfolios.

     Transamerica Capital, Inc., an affiliate of the Manager, serves as the distributor for the Trust. Transamerica Capital, Inc.'s office is located at 4600 South Syracuse Street, Suite 1180, Denver, Colorado 80237.

GLOSSARY OF INVESTMENT TERMS

         This glossary provides a more detailed description of some of the types of securities in which the Portfolios may invest. The Portfolios may invest in these securities to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of securities not precluded by the policies discussed elsewhere in this Prospectus. Please refer to the Statement of Additional Information for a more detailed discussion of certain of these and other securities.

Bonds are also called debt securities or debt obligations. The issuer of the bond, which could be the U.S. government, a corporation, or a city or state, borrows money from investors and agrees to pay back the loan amount (the principal) on a certain date (the maturity date). Usually, the issuer also agrees to pay interest on certain dates during the period of the loan. Some bonds, such as zero-coupon bonds, do not pay interest, but instead pay back more at maturity than the original loan. Most bonds pay a fixed rate of interest (or income), but some bonds' interest rates may change based on market or other factors.


Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.


Common stocks are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Debt securities are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount. They include bonds and high yield debt securities (junk bonds). Some debt securities have variable or floating rates of interest. Variable and floating rate securities carry interest rates that may be adjusted periodically to reflect changes in interest rates.

Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).


Equity  Securities   include  common  stocks,   preferred  stocks,   convertible
securities, warrants and other rights to purchase common stock.


Eurodollar obligations are dollar-denominated securities issued outside the U.S. by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions.

Fixed income securities are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupon for a specified period of time, and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

         These hedging transactions do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time.

Foreign debt securities are issued by foreign corporations and governments. They may include Eurodollar obligations and Yankee bonds.

Forward commitments, when-issued and delayed delivery securities generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time.

Futures are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.


High yield/high risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's Ratings Services ("Standard & Poor's"), and Ba or lower by Moody's Investors Service, Inc. ("Moody's")). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds," and "junk bonds."


Hybrid Instruments were recently developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. They are often indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity security index. Examples of hybrid instruments include debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time or preferred stock with dividend rates determined by reference to the value of a currency.


Investment grade corporate debt securities are securities rated in one of the four highest rating categories by Standard & Poor's, Moody's or other nationally recognized rating agency. Securities rated in the fourth category (e.g., BBB by Standard & Poor's and Baa by Moody's) may have some speculative characteristics.

Notes are debt securities with shorter-term obligations than bonds.

Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

U.S. government securities include direct obligations of the U.S. government that are supported by its full faith and credit, like Treasury bills. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank, Government National Mortgage Association ("Ginnie Mae"), Federal National Mortgage Association ("Fannie Mae"), and Student Loan Marketing Association ("Sallie Mae"). Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.


Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio will be regarded as an illiquid security.

Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

Yankee bonds are dollar-denominated securities issued in the U.S. by foreign issuers.

 FOR MORE INFORMATION


If you would like more information about a Portfolio, the following documents are available to you free upon request:


          Annual/ Semi-annual Reports


                  Contain additional information about a Portfolio's performance. In a Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

         Statement of Additional Information ("SAI")

                  Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

If you would like a copy of the current versions of these documents, or other information about a Portfolio, contact:

                              ENDEAVOR SERIES TRUST


                             4333 Edgewood Road N.E.

                            Cedar Rapids, Iowa 52499

                                 1-800-525-6205


Information about a Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission (`SEC"):


         oIn person        Review and copy documents in the SEC's Public
                           Reference Room in Washington, D.C. (for information call 1-202-942-8090).



         oOn line Retrieve information from the EDGAR database on the SEC's web site at:
                           http://www.sec.gov.


         oBy mail Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by emailing the SEC at publicinfo@ SEC.gov.


                                                SEC FILE # 811-5780

                       STATEMENT OF ADDITIONAL INFORMATION

                             ENDEAVOR(SM) SERIES TRUST


         This Statement of Additional Information provides supplementary information pertaining to shares of four of the fourteen investment portfolios ("Portfolios") of Endeavor Series Trust (the "Fund"), a diversified, open-end, management investment company. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus dated May 1, 2000, as amended October 9, 2000 (the "Prospectus") for the Capital Guardian Value Portfolio (formerly known as Endeavor Value Equity Portfolio), the Dreyfus Small Cap Value Portfolio, the T. Rowe Price Equity Income Portfolio and the T. Rowe Price Growth Stock Portfolio of the Fund, which may be obtained by writing the Fund at 4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499 or by calling
(800) 525-6205. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus.


         The date of this Statement of Additional Information is May 1, 2000, as amended October 9, 2000.

         Endeavor(SM) is a registered service mark of Endeavor Management Co.

                               TABLE OF CONTENTS

                                                                        Page

INVESTMENT OBJECTIVES AND POLICIES........................................3
         U.S. Government Securities.......................................3
         Money Market Securities..........................................3
         Mortgage-Backed Securities.......................................4
         Collateralized Mortgage Obligations..............................5


                   Preferred Stocks........................................5
         Rights and Warrants.............................................  6
         Convertible Securities.........................................   6
         Foreign Securities.............................................   7
         Investment Grade Corporate Debt Securities....................    7



         Other Investment Companies............................   7
         Reverse Repurchase Agreements.........................   8
         Depositary Receipts...................................   8
         Hybrid Instruments....................................   9
         Illiquid Securities...................................   9



         High Yield/High Risk Debt Securities...................   9
         Options and Futures Strategies.........................   10
         Foreign Currency Transactions..........................   14
         Repurchase Agreements..................................   18
         Forward Commitments, When-Issued and Delayed Delivery
                  Securities..............................................   18
         Securities Loans.................................................   18
         Interest Rate Transactions..........................................19



         Portfolio Turnover.....................................   20

INVESTMENT RESTRICTIONS.........................................   20
         Other Policies.........................................   22

PERFORMANCE INFORMATION.........................................   22
         Total Return...........................................   22



         Non-Standardized Performance.................   23

PORTFOLIO TRANSACTIONS................................   23
         Brokerage Enhancement Plan...................   25

MANAGEMENT OF THE FUND................................   26
         Trustees and Officers........................   27

INVESTMENT ADVISORY AND OTHER SERVICES................   32
         The Manager..................................   32
         The Investment Advisers......................   33
         Code of Ethics...............................   36
         Custodian.....................................  36
         Transfer Agent................................  36
         Legal Matters.................................  36
         Independent Auditors..........................  36

REDEMPTION OF SHARES...................................  36

NET ASSET VALUE........................................  37

TAXES    ..............................................  38
         Federal Income Taxes..........................  38

ORGANIZATION AND CAPITALIZATION OF THE FUND............  40

FINANCIAL STATEMENTS...................................   41

APPENDIX ................................................A-1



                             ----------------------

         No person has been authorized to give any information or to make any representation not contained in this Statement of Additional Information or in the Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized. This Statement of Additional Information does not constitute an offering of any securities other than the registered securities to which it relates or an offer to any person in any state or other jurisdiction of the United States or any country where such offer would be unlawful.

                       INVESTMENT OBJECTIVES AND POLICIES


     The following information supplements the discussion of the investment objectives and policies of the Portfolios in the Prospectus of the Fund. The Fund is managed by Endeavor Management Co. The Manager has selected Capital Guardian Trust Company as investment adviser for the Capital Guardian Value Portfolio, The Dreyfus Corporation as investment adviser for the Dreyfus Small Cap Value Portfolio and T. Rowe Price Associates, Inc. as investment adviser for the T. Rowe Price Equity Income Portfolio and the T. Rowe Price Growth Stock Portfolio.



U.S. Government Securities (All Portfolios)
--------------------------

         Securities issued or guaranteed as to principal and interest by the U.S. government or its agencies and government-sponsored entities include U.S. Treasury obligations, consisting of bills, notes and bonds, which principally differ in their interest rates, maturities and times of issuance, and obligations issued or guaranteed by agencies and government-sponsored entities which are supported by (i) the full faith and credit of the U.S. Treasury (such as securities of the Small Business Administration), (ii) the limited authority of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association) or (iii) the authority of the U.S. government to purchase certain obligations of the issuer (such as securities of the Federal National Mortgage Association). No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or government-sponsored entities as described in clauses (ii) or (iii) above in the future, other than as set forth above, since it is not obligated to do so by law.

Money Market Securities (All Portfolios)
-----------------------

         Money market securities in which the Portfolios may invest include U.S. government securities, U.S. dollar denominated instruments (such as bankers' acceptances, commercial paper, domestic or Yankee certificates of deposit and Eurodollar obligations) issued or guaranteed by bank holding companies in the United States, their subsidiaries and their foreign branches. These bank obligations may be general obligations of the parent bank holding company or may be limited to the issuing entity by the terms of the specific obligation or by government regulation.

         Obligations of the International Bank for Reconstruction and Development (also known as the World Bank) are supported by subscribed but unpaid commitments of its member countries. There can be no assurance that these commitments will be undertaken or complied with in the future.

         Other money market securities in which a Portfolio may invest also include certain variable and floating rate instruments and participations in corporate loans to corporations in whose commercial paper or other short-term obligations a Portfolio may invest. Because the bank issuing the participations does not guarantee them in any way, they are subject to the credit risks generally associated with the underlying corporate borrower. To the extent that a Portfolio may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower under the terms of the loan participation), the Portfolio may also be subject to credit risks associated with the issuing bank. The secondary market, if any, for these loan participations is extremely limited and any such participations purchased by a Portfolio will be regarded as illiquid.

         A Portfolio may also invest in bonds and notes with remaining maturities of thirteen months or less, variable rate notes and variable amount master demand notes. A variable amount master demand note differs from ordinary commercial paper in that it is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, it is payable on demand, the rate of interest payable on it varies with an agreed formula and it is typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio will be regarded as an illiquid security.


         The Portfolios will invest only in high quality money market instruments, i.e., securities which have been assigned the highest quality ratings by nationally recognized statistical rating organizations ("NRSROs") such as "A-1" by Standard & Poor's Ratings Services ("Standard & Poor's") or "Prime-1" by Moody's Investors Service, Inc. ("Moody's"), or if not rated, determined to be of comparable quality by the Portfolio's investment adviser.

Mortgage-Backed Securities (T. Rowe Price Equity Income Portfolio)
--------------------------  =                             ========

         The mortgage-backed securities in which the Portfolio invests represent participation interests in pools of mortgage loans which are guaranteed by agencies or instrumentalities of the U.S. government. However, the guarantee of these types of securities runs only to the principal and interest payments and not to the market value of such securities. In addition, the guarantee only runs to the portfolio securities held by the Portfolio and not the purchase of shares of the Portfolio.


         Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities which provide for periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or specified call dates. Mortgage-backed securities provide for monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. Principal prepayments result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages.

         The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans, which is computed on the basis of the maturities of the underlying instruments. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. For pools of fixed rate 30-year mortgages, it has been common practice to assume that prepayments will result in a 12-year average life. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Portfolio to differ from the yield calculated on the basis of the average life of the pool. In addition, if any of these mortgage-backed securities are purchased at a premium, the premium may be lost in the event of early prepayment which may result in a loss to the Portfolio.

         Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. Reinvestment by the Portfolio of scheduled principal payments and unscheduled prepayments may occur at higher or lower rates than the original investment, thus affecting the yield of the Portfolio. Monthly interest payments received by the Portfolio have a compounding effect which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through type of securities may not increase as much due to the prepayment feature.


Collateralized Mortgage Obligations (Capital Guardian Value Portfolio)
-----------------------------------  =================================

         Collateralized mortgage obligations ("CMOs"), which are debt obligations collateralized by mortgage loans or mortgage pass-through securities, provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed as a pass-through entity known as real estate mortgage investment conduits. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in many ways. In most cases, however, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. The classes may include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes which generally require, within certain limits, that specified amounts of principal be applied on each payment date, and generally exhibit less yield and market volatility than other classes. Generally, CMOs are issued or guaranteed by the U.S. government or its agencies or instrumentalities or maybe collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality. Certain CMOs in which the Portfolio may invest are not guaranteed by the U.S. government or its agencies or instrumentalities.

 Preferred Stocks  (All Portfolios except  Dreyfus Small Cap Value  Portfolio)
------------------                                                     =======


         A Portfolio may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid.

         If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.


Rights and Warrants (All Portfolios except  Dreyfus Small Cap Value  Portfolio)
-------------------                                                    ========


         A Portfolio may purchase rights and warrants. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price.


Convertible Securities  (All Portfolios )
----------------------


         A Portfolio may invest in convertible securities of domestic and, subject to the Portfolio's investment strategy, foreign issuers. The convertible securities in which a Portfolio may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

         Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Although to a lesser extent than with fixed-income securities, the market of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

Foreign Securities  (All Portfolios)
------------------

         A Portfolio may invest in foreign equity and debt securities or U.S. securities traded in foreign markets. In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits, Yankee certificates of deposit, Eurodollar bonds and Yankee bonds. The Portfolio may also invest in Canadian commercial paper and Europaper. These instruments may subject the Portfolio to additional investment risks from those related to investments in obligations of U.S. issuers. See the prospectus for a discussion of the risks of investing in foreign securities. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

         The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government. A Portfolio may buy securities issued by certain "supra-national" entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the "World Bank"), the Asian Development bank and the Inter-American Development Bank.

         The governmental members of these supranational entities are "stockholders" that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity's lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

Investment Grade Corporate Debt Securities (All Portfolios except Dreyfus Small Cap Value Portfolio)


         Debt securities are rated by national bond ratings agencies. Securities rated BBB by Standard & Poor's or Baa by Moody's are considered investment grade securities, but are somewhat riskier than higher rated investment grade obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may be speculative. See the Appendix to this Statement of Additional Information for a description of the various securities ratings.


 Other Investment Companies (All Portfolios )
----------------------------


         In connection with its investments in accordance with the various investment disciplines, a Portfolio may invest up to 10% of its total assets in shares of other investment companies investing exclusively in securities in which it may otherwise invest. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for a Portfolio to invest in certain markets. Such investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities and are subject to limitations under the Investment Company Act of 1940, as amended ("1940 Act"). A Portfolio also may incur tax liability to the extent it invests in the stock of a foreign issuer that is a "passive foreign investment company" regardless of whether such "passive foreign investment company" makes distributions to the Portfolio.


         Each Portfolio does not intend to invest in other investment companies unless, in the investment adviser's judgment, the potential benefits exceed associated costs. As a shareholder in an investment company, a Portfolio bears its ratable share of that investment company's expenses, including advisory and administration fees.

         It is expected that the T. Rowe Price Equity Income Portfolio and T. Rowe Price Growth Stock Portfolio will each invest its cash reserves primarily in a money market fund established for the exclusive use of the T. Rowe Price family of mutual funds and other clients of the Portfolios' investment advisers. The Reserve Investment Fund ("RIF") is a series of Reserve Investment Funds, Inc. Additional series may be created in the future. The RIF was created and operates under an exemptive order issued by the Securities and Exchange Commission.


         The RIF must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. The RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating.

         The RIF provides a very efficient means of managing the cash reserves of the Portfolios. While the RIF does not pay an advisory fee to its investment adviser, it will incur other expenses. However, the RIF is expected by its investment adviser to operate at a very low expense ratio. Each Portfolio will only invest in RIF to the extent it is consistent with its objective and program.

         In addition to the above, pursuant to an exemptive order issued by the Securities and Exchange Commission, each Portfolio may invest its uninvested cash in shares of the Endeavor Money Market Portfolio if, in the opinion of the Portfolio's investment adviser, such investment is in the Portfolio's best interests.


Reverse Repurchase Agreements  (All Portfolios except Capital Guardian Value
                                Portfolio)



         Each Portfolio is permitted to enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. For the purposes of the 1940 Act it is considered a form of borrowing by the Portfolio and, therefore, is a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified.


Depositary Receipts  (All Portfolios )
-------------------

         A Portfolio may purchase foreign securities in the form of American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts or other securities convertible into securities of corporations in which the Portfolio is permitted to invest pursuant to its investment objectives and policies. These securities may not necessarily be denominated in the same currency into which they may be converted. Depositary receipts are receipts typically issued by a U.S. or foreign bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. Because American Depositary Receipts are listed on a U.S. securities exchange, the Portfolio's investment adviser does not treat them as foreign securities. However, like other depositary receipts, American Depositary Receipts are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers.

Hybrid Instruments  (T. Rowe Price Equity Income, T. Rowe Price Growth Stock
                        and Capital Guardian Value Portfolios)

         The T. Rowe Price Equity Income and T. Rowe Price Growth Stock Portfolios may invest up to 10% of their total assets in hybrid instruments. Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.


Illiquid Securities  (All Portfolios)
------------------


         Each Portfolio may invest up to 15% of its net assets in illiquid securities and other securities which are not readily marketable, including non-negotiable time deposits, certain restricted securities not deemed by the Fund's Trustees to be liquid and repurchase agreements with maturities longer than seven days. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, which have been determined to be liquid, will not be considered by the Portfolios' investment advisers to be illiquid or not readily marketable and, therefore, are not subject to the aforementioned 15% limit. The inability of a Portfolio to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Portfolio's ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Portfolio which are eligible for resale pursuant to Rule 144A will be monitored by the Portfolios' investment advisers on an ongoing basis, subject to the oversight of the Trustees. In the event that such a security is deemed to be no longer liquid, a Portfolio's holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a Portfolio having more than 15% of its assets invested in illiquid or not readily marketable securities.

 High Yield/High Risk Debt Securities  (T.  Rowe Price Equity Income Portfolio)
--------------------------------------                                  =======

         Certain lower rated securities purchased by the Portfolio, such as those rated Ba or B by Moody's or BB or B by Standard & Poor's (commonly known as junk bonds), may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing greater income than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that the Portfolio invests in such lower quality securities, the achievement of its investment objective may be more dependent on the investment adviser's own credit analysis.

         Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately the Portfolio's portfolio securities for purposes of determining the Portfolio's net asset value.


         In determining suitability of investment in a particular unrated security, the investment adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.


Options and Futures Strategies  (All Portfolios )
------------------------------

         A Portfolio may seek to increase the current return on its investments by writing covered call or covered put options. In addition, a Portfolio may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which its investment adviser plans to purchase through the writing and purchase of options including options on stock indices and the purchase and sale of futures contracts and related options. A Portfolio may utilize options or futures contracts and related options for other than hedging purposes to the extent that the aggregate initial margins and premiums do not exceed 5% of the Portfolio's net asset value. The investment advisers to the Capital Guardian Value Portfolio, Dreyfus Small Cap Value Portfolio, T. Rowe Price Equity Income Portfolio and T. Rowe Price Growth Stock Portfolio do not presently intend to utilize options or futures contracts and related options but may do so in the future. The investment adviser to the T. Rowe Price Equity Income Portfolio and T. Rowe Price Growth Stock Portfolio does not presently intend to write or purchase put or call options, but may do so in the future. Expenses and losses incurred as a result of such hedging strategies will reduce a Portfolio's current return.


         The ability of a Portfolio to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to stock indices and U.S. government securities are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that a Portfolio will be able to utilize these instruments effectively for the purposes stated below.

         Writing Covered Options on Securities. A Portfolio may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as its investment adviser determines is appropriate in seeking to attain the Portfolio's investment objective. Call options written by a Portfolio give the holder the right to buy the underlying security from the Portfolio at a stated exercise price; put options give the holder the right to sell the underlying security to the Portfolio at a stated price.

         A Portfolio may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered "covered" if the Portfolio owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. A call option is covered if the Portfolio owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Portfolio owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Portfolio will maintain in a segregated account at the Fund's custodian bank liquid assets with a value equal to or greater than the Portfolio's obligation under the option. A Portfolio may also write combinations of covered puts and covered calls on the same underlying security.

         A Portfolio will receive a premium from writing an option, which increases the Portfolio's return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, a Portfolio will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Portfolio will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds the market price plus the amount of the premium received.

         A Portfolio may terminate an option which it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Portfolio will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Portfolio.

         Purchasing Put and Call Options on Securities. A Portfolio may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. This protection is provided during the life of the put option since the Portfolio, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security's market price. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, any profit which the Portfolio might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

         A Portfolio may also purchase a call option to hedge against an increase in price of a security that it intends to purchase. This protection is provided during the life of the call option since the Portfolio, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, any profit which the Portfolio might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.


         No Portfolio intends to purchase put or call options if, as a result of any such transaction, the aggregate cost of options held by the Portfolio at the time of such transaction would exceed 5% of its total assets.


         Purchase and Sale of Options and Futures on Stock Indices. A Portfolio may purchase and sell options on stock indices and stock index futures contracts either as a hedge against movements in the equity markets or for other investment purposes.

         Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. Currently options traded include the Standard & Poor's 500 Composite Stock Price Index, the NYSE Composite Index, the AMEX Market Value Index, the National Over-The-Counter Index, the Nikkei 225 Stock Average Index, the Financial Times Stock Exchange 100 Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Pharmaceutical Index.

         A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

         If a Portfolio's investment adviser expects general stock market prices to rise, it might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy for the Portfolio. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Portfolio's index option or futures contract resulting from the increase in the index. If, on the other hand, the Portfolio's investment adviser expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities held by the Portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Portfolio's position in such put option or futures contract.

         Purchase and Sale of Interest Rate Futures. A Portfolio may purchase and sell interest rate futures contracts on fixed income securities or indices of such securities, including municipal indices and any other indices of fixed income securities that may become available for trading either for the purpose of hedging its portfolio securities against the adverse effects of anticipated movements in interest rates or for other investment purposes.

         A Portfolio may sell interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the securities held by a Portfolio will fall, thus reducing the net asset value of the Portfolio. This interest rate risk can be reduced without employing futures as a hedge by selling such securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. However, this strategy entails increased transaction costs in the form of dealer spreads and brokerage commissions and would typically reduce the Portfolio's average yield as a result of the shortening of maturities.

         The sale of interest rate futures contracts provides a means of hedging against rising interest rates. As rates increase, the value of a Portfolio's short position in the futures contracts will also tend to increase thus offsetting all or a portion of the depreciation in the market value of the Portfolio's investments that are being hedged. While the Portfolio will incur commission expenses in selling and closing out futures positions (which is done by taking an opposite position in the futures contract), commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of portfolio securities.

         A  Portfolio   may  purchase   interest   rate  futures   contracts  in
anticipation of a decline in interest rates when it is not fully invested. As such purchases are made, it is expected that an equivalent amount of futures contracts will be closed out.

         A Portfolio will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and the underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are traded in London at the London International Financial Futures Exchange, in Paris, at the MATIF, and in Tokyo at the Tokyo Stock Exchange.

         Options on Futures Contracts. A Portfolio may purchase and write call and put options on stock index and interest rate futures contracts. A Portfolio may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing or selling the underlying futures. For example, a Portfolio may purchase put options or write call options on stock index futures or interest rate futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices or rise in interest rates, respectively, or purchase call options or write put options on stock index or interest rate futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities or debt securities, respectively, which the Portfolio intends to purchase.

         In connection with transactions in stock index options, stock index futures, interest rate futures and related options on such futures, a Portfolio will be required to deposit as "initial margin" an amount of cash and short-term U.S. government securities. The current initial margin requirement per contract is approximately 2% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract. Brokers may establish deposit requirements higher than exchange minimums.

         Limitations. A Portfolio will not purchase or sell futures contracts or options on futures contracts or stock indices for non-hedging purposes if, as a result, the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts or stock indices would exceed 5% of the net assets of the Portfolio.

         Risks of Options and Futures Strategies. The effective use of options and futures strategies depends, among other things, on a Portfolio's ability to terminate options and futures positions at times when its investment adviser deems it desirable to do so. Although a Portfolio will not enter into an option or futures position unless its investment adviser believes that a liquid market exists for such option or future, there can be no assurance that a Portfolio will be able to effect closing transactions at any particular time or at an acceptable price. The investment advisers generally expect that options and futures transactions for the Portfolios will be conducted on recognized exchanges. In certain instances, however, a Portfolio may purchase and sell options in the over-the-counter market. The staff of the Securities and Exchange Commission considers over-the-counter options to be illiquid. A Portfolio's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

         The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of the hedge. The successful use of these strategies also depends on the ability of a Portfolio's investment adviser to forecast correctly interest rate movements and general stock market price movements. This risk increases as the composition of the securities held by the Portfolio diverges from the composition of the relevant option or futures contract.


Foreign Currency Transactions (T. Rowe Price Growth Stock and Capital Guardian Value Portfolios)


         Foreign Currency Exchange Transactions. The Portfolio may engage in foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. The investment adviser to the Portfolio may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging"), and to protect the value of specific portfolio positions ("position hedging").

         The Portfolio may engage in "transaction hedging" to protect against a change in the foreign currency exchange rate between the date on which the Portfolio contracts to purchase or sell the security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. For that purpose, the Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in or exposed to that foreign currency.

         If conditions warrant, the Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts as a hedge against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

         For transaction hedging purposes, the Portfolio may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Portfolio the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Portfolio the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Portfolio the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Portfolio the right to purchase a currency at the exercise price until the expiration of the option.

         The Portfolio may engage in "position hedging" to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated, or quoted or exposed (or an increase in the value of currency for securities which the Portfolio intends to buy, when it holds cash reserves and short-term investments). For position hedging purposes, a Portfolio may purchase or sell foreign currency futures contracts and foreign currency forward contracts, and may purchase put or call options on foreign currency futures contracts and on foreign currencies on exchanges or over-the-counter markets. In connection with position hedging, the Portfolio may also purchase or sell foreign currency on a spot basis.


         The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

         It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Portfolio is obligated to deliver.


         Hedging transactions involve costs and may result in losses. The Portfolio may write covered call options on foreign currencies to offset some of the costs of hedging those currencies. The Portfolio will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Portfolio's investment adviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. The Portfolio's ability to engage in hedging and related option transactions may be limited by tax considerations.

         Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

         Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange. The Portfolio would enter into foreign currency futures contracts solely for hedging or other appropriate investment purposes as defined in CFTC regulations.


         Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in any given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.


         At the maturity of a forward or futures contract, the Portfolio may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

         Positions in foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Portfolio intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there can be no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin.

         Foreign  Currency  Options.   Options  on  foreign  currencies  operate
similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when the Portfolio's investment adviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally. The investment adviser for the Endeavor High Yield Portfolio does not intend to engage in foreign currency options.

         The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.


         There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.


         Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.


Repurchase Agreements  (All Portfolios)
---------------------


         Each of the Portfolios may enter into repurchase agreements with a bank, broker-dealer, or other financial institution but no Portfolio may invest more than 15% of its net assets in illiquid securities, including repurchase agreements having maturities of greater than seven days. A Portfolio may enter into repurchase agreements, provided the Fund's custodian always has possession of securities serving as collateral whose market value at least equals the amount of the repurchase obligation. To minimize the risk of loss a Portfolio will enter into repurchase agreements only with financial institutions which are considered by its investment adviser to be creditworthy. If an institution enters an insolvency proceeding, the resulting delay in liquidation of the securities serving as collateral could cause a Portfolio some loss, as well as legal expense, if the value of the securities declines prior to liquidation.


Forward Commitments, When-Issued and Delayed Delivery Securities
(All Portfolios)


         A Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

         A Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

         Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

         Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Portfolio. In addition, when the Portfolio engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Portfolio may miss the opportunity to obtain a security at a favorable price or yield. Although a Portfolio will generally enter into forward commitments to purchase securities with the intention of actually acquiring the security for its portfolio (or for delivery pursuant to options contracts it has entered into), the Portfolio may dispose of a security prior to settlement if its investment adviser deems it advisable to do so. The Portfolio may realize short-term gains or losses in connection with such sales.

Securities Loans  (All Portfolios)
----------------

         Each Portfolio may lend its portfolio securities to qualified institutional buyers for the purpose of realizing additional income. Each of the Portfolios may pay reasonable finders', administrative and custodial fees in connection with loans of its portfolio securities. Such loans must be continuously secured by liquid assets at least equal to the market value of the securities loaned. Although voting rights or the right to consent accompanying loaned securities pass to the borrower, a Portfolio retains the right to call the loan at any time on reasonable notice, and will do so in order that the securities may be voted by the Portfolio with respect to matters materially affecting the investment. A Portfolio may also call a loan in order to sell the securities involved. Loans of portfolio securities will only be made to borrowers considered by a Portfolio's investment adviser to be creditworthy under guidelines adopted by the Trustees of the Fund. Securities lending may involve some credit risk to a Portfolio if the borrower defaults and the Portfolio is delayed or prevented from recovering the collateral.


Interest Rate Transactions  (T. Rowe Price Growth Stock Portfolio)
--------------------------   =                            ========

         Among the strategic transactions into which the T. Rowe Price Growth Stock Portfolio may enter are interest rate swaps and the purchase or sale of related caps and floors. The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

         The Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps and floors are entered into for good faith hedging purposes, the investment adviser to the Portfolio and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Portfolio will not enter into any swap, cap and floor transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by Standard & Poor's or Moody's or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the investment adviser. For a description of the NRSROs and their ratings, see the Appendix. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

         With respect to swaps, the Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps and floors require segregation of assets with a value equal to the Portfolio's net obligations, if any.

         From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Portfolio. If such legislation were passed, the Fund's Board of Trustees may recommend changes in the Portfolio's investment objectives and policies.


Portfolio Turnover


         While it is impossible to predict portfolio turnover rates, the investment advisers to the Portfolios other than the Dreyfus Small Cap Value Portfolio anticipate that portfolio turnover will generally not exceed 100% per year. The investment adviser to the Dreyfus Small Cap Value Portfolio anticipates that the Portfolio's portfolio turnover rate will generally not exceed 200%. Higher portfolio turnover rates usually generate additional brokerage commissions and expenses.


                             INVESTMENT RESTRICTIONS


         Except for  restriction  numbers 2, 3, 4, 11 and 12 with respect to the
T. Rowe Price Equity Income and T. Rowe Price Growth Stock Portfolios and restriction number 11 with respect to the Capital Guardian Value and Dreyfus Small Cap Value Portfolios (which restrictions are not fundamental policies), the following investment restrictions (numbers 1 through 12) are fundamental policies, which may not be changed without the approval of a majority of the outstanding shares of the Portfolio, and apply to each of the Portfolios except as otherwise indicated. As provided in the 1940 Act, a vote of a majority of the outstanding shares necessary to amend a fundamental policy means the affirmative vote of the lesser of (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.


         A Portfolio may not:

1.       Borrow money, except to the extent permitted by applicable law.

2. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings permitted by restriction 1 above. Collateral arrangements with respect to margin for futures contracts and options are not deemed to be pledges or other encumbrances for purposes of this restriction.

3. Purchase securities on margin, except a Portfolio may obtain such short-term credits as may be necessary for the clearance of securities transactions and may make margin deposits in connection with transactions in options, futures contracts and options on such contracts.

4. Make short sales of securities or maintain a short position for the account of the Portfolio, unless at all times when a short position is open the Portfolio owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible or exchangeable for securities of the same issue as, and in equal amounts to, the securities sold short.

5. Underwrite securities issued by other persons, except to the extent that in connection with the disposition of its portfolio investments it may be deemed to be an underwriter under federal securities laws.


6. Purchase or sell real estate, although a Portfolio may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate and securities representing interests in real estate.

7. Purchase or sell commodities or commodity contracts, except that all Portfolios may purchase or sell financial futures contracts and related options. For purposes of this restriction, currency contracts or hybrid investments shall not be considered commodities.


8. Make loans, except by purchase of debt obligations in which the Portfolio may invest consistently with its investment policies, by entering into repurchase agreements or through the lending of its portfolio securities.

9. Invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Portfolio (taken at current value) would be invested in the securities of such issuer or acquire more than 10% of the outstanding voting securities of any issuer, provided that this limitation does not apply to obligations issued or guaranteed as to principal and interest by the U.S. government or its agencies and government-sponsored entities or to repurchase agreements secured by such obligations and that up to 25% of the Portfolio's total assets (taken at current value) may be invested without regard to this limitation.


10. Invest more than 25% of the value of its total assets in any one industry, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies and government-sponsored entities, and repurchase agreements secured by such obligations.

11. Invest more than 15% of its net assets (taken at current value at the time of each purchase) in illiquid securities including repurchase agreements maturing in more than seven days.


12.      Purchase securities of any issuer for the purpose of exercising control or management.

         All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and partially or completely as a result of such investment.

Other Policies


         The Capital Guardian Value and Dreyfus Small Cap Value Portfolios may not invest more than 5% of the value of its total assets in warrants not listed on either the New York or American Stock Exchange. Each of the T. Rowe Price Equity Income and T. Rowe Price Growth Stock Portfolios will not invest in warrants if, as a result thereof, the Portfolio will have more than 10% of the value of its total assets invested in warrants; provided that this restriction does not apply to warrants acquired as a result of the purchase of another security.


         With respect to borrowing, in general, under the 1940 Act, a Portfolio may not borrow money except that (1) a Portfolio may borrow from banks or enter into reverse repurchase agreements, in amounts up to 33_% of its total assets (including the amount borrowed); and (2) a Portfolio may borrow up to an additional 5% of its total assets for temporary purposes.

                             PERFORMANCE INFORMATION


         Total return will be computed as described below.


Total Return

         Each Portfolio's "average annual total return" figures described and shown in the Prospectus are computed according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                                  P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1000
T = average annual total return
n = number of years
ERV = Ending Redeemable Value of a hypothetical $1000 payment made at the beginning of the 1, 5, or 10 years (or other) periods at the end of the 1, 5, or 10 years (or other) periods (or fractional portion thereof)


         The table below shows the average annual total return for the Capital Guardian Value, Dreyfus Small Cap Value, T. Rowe Price Equity Income and T. Rowe Price Growth Stock Portfolios for the specific periods.

         Capital Guardian Trust Company became the investment adviser to the Capital Guardian Value Portfolio on October 9, 2000.




                                        For the One Year      For the Five Year        For Period From Inception
                                        Period Ended          Period Ended  June     to
                                        June 30, 2000.        30, 2000.               June 30, 2000 .
                                                     =                =

Capital Guardian

Value(1).........                       (15.30)%                      10.93%          11.64%/11.64%*
==================                      ========                      ======          ==============
Dreyfus Small Cap Value(2)..........

                                        14.68%                        18.72%          15.18%/15.17%*
                                        ======                        ======          =============
T. Rowe Price  Equity  Income(3)...
                         =========
                                        (10.75)%                     14.27%          15.33%
                                               ==
T. Rowe Price Growth Stock(3)....
                     ============

                                        22.02%                        24.22%          26.35%



------------------------

* The figure shows what the Portfolio's performance would have been in the absence of fee waivers and/or reimbursement of other expenses, if any.


(1)     The Portfolio commenced operations on May 27, 1993.

(2)     The Portfolio commenced operations on May 4, 1993.
 ===

(3)     The Portfolio commenced operations on January 3, 1995.
 ===




         The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and the deduction of all recurring expenses that were charged to shareholders' accounts. The above table does not reflect charges and deductions which are, or may be, imposed under the Contracts.

         The performance of each Portfolio will vary from time to time in response to fluctuations in market conditions, interest rates, the composition of the Portfolio's investments and expenses. Consequently, a Portfolio's performance figures are historical and should not be considered representative of the performance of the Portfolio for any future period.


 Non-Standardized Performance


         In addition to the performance information described above, the Fund may provide total return information with respect to the Portfolios for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Total Return" above except that no annualization is made.

                             PORTFOLIO TRANSACTIONS

         Subject to the supervision and control of the Manager and the Trustees of the Fund, each Portfolio's investment adviser is responsible for decisions to buy and sell securities for its account and for the placement of its portfolio business and the negotiation of commissions, if any, paid on such transactions. Brokerage commissions are paid on transactions in equity securities traded on a securities exchange and on options, futures contracts and options thereon. Fixed income securities and certain equity securities in which the Portfolios invest are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although prices of such securities usually include a profit to the dealer. In over-the-counter transactions, orders are placed directly with a principal market maker unless a better price and execution can be obtained by using a broker. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter generally referred to as the underwriter's concession or discount. Certain money market securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. U.S. government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. Each Portfolio's investment adviser is responsible for effecting its portfolio transactions and will do so in a manner deemed fair and reasonable to the Portfolio and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at a favorable price. In selecting broker-dealers and negotiating commissions, an investment adviser considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers that provide the Portfolios or their investment advisers with brokerage and research services within the meaning of Section 28(e) of the Securities Exchange Act of 1934. Each Portfolio's investment adviser is of the opinion that, because this material must be analyzed and reviewed, its receipt and use does not tend to reduce expenses but may benefit the Portfolio by supplementing the investment adviser's research. In seeking the most favorable price and execution available, an investment adviser may, if permitted by law, consider sales of the Contracts as described in the Prospectus a factor in the selection of broker-dealers.

         An investment adviser may effect portfolio transactions for other investment companies and advisory accounts. Research services furnished by broker-dealers through which a Portfolio effects its securities transactions may be used by the Portfolio's investment adviser in servicing all of its accounts; not all such services may be used in connection with the Portfolio. In the opinion of each investment adviser, it is not possible to measure separately the benefits from research services to each of its accounts, including a Portfolio. Whenever concurrent decisions are made to purchase or sell securities by a Portfolio and another account, the Portfolio's investment adviser will attempt to allocate equitably portfolio transactions among the Portfolio and other accounts. In making such allocations between the Portfolio and other accounts, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to the Portfolio and the other accounts. In some cases this procedure could have an adverse effect on a Portfolio. In the opinion of each investment adviser, however, the results of such procedures will, on the whole, be in the best interest of each of the accounts.


         The investment adviser to the T. Rowe Price Equity Income and T. Rowe Price Growth Stock Portfolios may execute portfolio transactions through certain of their affiliated brokers, acting as agent in accordance with the procedures established by the Fund's Board of Trustees, but will not purchase any securities from or sell any securities to any such affiliate acting as principal for its own account.

         For the year ended December 31, 1997, the Capital Guardian Value Portfolio and the Dreyfus Small Cap Value Portfolio paid $75,870 and $525,982, respectively, in brokerage commissions. For the year ended December 31, 1997, the T. Rowe Price Equity Income Portfolio and the T. Rowe Price Growth Stock Portfolio paid $117,830 and $87,464, respectively, in brokerage commissions of which $74 (.06%) with respect to the T. Rowe Price Equity Income Portfolio was paid to Robert Flemings Holdings Limited and $2,663 (3.04%) with respect to the
T. Rowe  Price  Growth  Stock  Portfolio  was paid to Robert  Flemings  Holdings
Limited.

         For the year ended December 31, 1998, the Capital Guardian Value Portfolio and the Dreyfus Small Cap Value Portfolio paid $142,104 and $889,611, respectively, in brokerage commissions . For the year ended December 31, 1998, the T. Rowe Price Equity Income Portfolio and the T. Rowe Price Growth Stock Portfolio paid $122,431 and $21,866, respectively, in brokerage commissions of which $2,964 (1.37%) with respect to the T. Rowe Price Growth Stock Portfolio was paid to Robert Fleming Holdings Limited.

         For the year ended December 31, 1999, the Capital Guardian Value Portfolio and the Dreyfus Small Cap Value Portfolio paid $296,817 and $1,384,644, respectively, in brokerage commissions. For the year ended December 31, 1999, the T. Rowe Price Equity Income Portfolio and the T. Rowe Price Growth Stock Portfolio paid $187,277 and $285,487, respectively, in brokerage commissions of which $2,845 (1.00%) with respect to the T. Rowe Price Growth Stock Portfolio was paid to Robert Fleming Holdings Limited.


         For 1999, the percentage of each Portfolio's aggregate dollar amount of commissionable transactions effected through an affiliated broker is as follows:


     T. Rowe Price Growth Stock Portfolio - 0.52% (Robert Fleming Holdings Limited)

 Brokerage Enhancement Plan


         The Board of Trustees of the Fund, including all of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund, Endeavor Management Co. or Transamerica Capital, Inc. (formerly known as Endeavor Group) (the "Distributor") (hereinafter referred to as "Independent Trustees"), and each Portfolio's shareholders, have voted pursuant to the substantive provisions of Rule 12b-1 under the 1940 Act to adopt a Brokerage Enhancement Plan (the "Plan") for the purpose of utilizing the Fund's brokerage commissions, to the extent available, to promote the sale and distribution of the Fund's shares. Under the Plan, the Fund is using recaptured commissions to pay for distribution expenses. However, under the Plan, except for recaptured commissions, neither the Fund nor any series of the Fund, including the Portfolios, will incur any additional fees or charges. As part of the Plan, the Fund and the Distributor have entered into a Distribution Agreement. Under the Distribution Agreement, the Distributor is the principal underwriter of the Fund, with responsibility for promoting sales of the shares of each Portfolio.

         The Distributor, however, does not receive any additional compensation from the Fund for performing this function. Instead, under the Plan, the Manager is authorized to direct that the investment adviser of each Portfolio effect brokerage transactions in portfolio securities through certain broker-dealers, consistent with each investment adviser's obligations to achieve best price and execution. It is anticipated that these broker-dealers will agree that a percentage of the commission will be directed to the Distributor. The Distributor will use a part of these directed commissions to defray legal and administrative costs associated with implementation of the Plan. These expenses are expected to be minimal. The remainder of the commissions received by the Distributor will be used to finance activities principally intended to result in the sale of shares of the Portfolios. These activities will include: holding or participating in seminars and sales meetings designed to promote the sale of Fund shares; paying marketing fees requested by broker-dealers who sell Contracts; training sales personnel; compensating broker-dealers and/or their registered representatives in connection with the allocation of cash values and premiums of the Contracts to the Fund; printing and mailing Fund prospectuses, statements of additional information, and shareholder reports for prospective Contract holders; and creating and mailing advertising and sales literature.

         The Distributor is obligated to use all of the funds directed to it for distribution expenses, except for a small amount to be used to defray the incidental costs associated with implementation of the Plan. Accordingly, the Distributor will not make any profit from the operation of the Plan.

         Both the Plan and the Distribution Agreement provide (A) that they will be subject to annual approval by the Trustees and the Independent Trustees; (B) that any person authorized to make payments under the Plan or Distribution Agreement must provide the Trustees a quarterly written report of payments made and the purpose of the payments; (C) that the Plan may be terminated at any time by the vote of a majority of the Independent Trustees; (D) that the Distribution Agreement may be terminated without penalty at any time by a vote of a majority of the Independent Trustees or, as to a Portfolio, by vote of a majority of the outstanding securities of the Portfolio on not more than 60 days' written notice; and (E) that the Distribution Agreement terminates if it is assigned. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval, and all material Plan amendments must be approved by a vote of the Independent Trustees. In addition, the selection and nomination of the Independent Trustees must be committed to the Independent Trustees.


         For the year ended December 31, 1999, the Distributor received an aggregate for all of the Portfolios of the Fund of $829,876 pursuant to the Plan, of which $519,184 was attributable to the Dreyfus Small Cap Value Portfolio, $175,545 to the Capital Guardian Value Portfolio, $23,039 to the T. Rowe Price Equity Income Portfolio and $9,160 to the T. Rowe Price Growth Stock Portfolio. In 1999, $888,475 was utilized on behalf of all of the Portfolios of the Fund, including the four Portfolios described in the Prospectus, to pay the costs of seminars and sales meetings.


                             MANAGEMENT OF THE FUND

         The Fund is supervised by a Board of Trustees that is responsible for representing the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Portfolios' activities, reviewing, among other things, each Portfolio's performance and its contractual arrangements with various service providers.

Trustees and Officers


The Trustees and executive officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499.


                                                                                   Principal

                                                       Position(s)                 Occupation(s)
                                                       Held with                   During Past

Name, Age and Address                                  Registrant                  5  Years
---------------------                                  -----------                 ----====

*+Vincent J. McGuinness, Jr.                           President, Trustee           Since September 2000, from July, 1997
                                                                                     ==========================
(34)                                                                               to November, 1997, Executive Vice

                                                                                   President
                                                                                   -
                                                                                   Administration
                                                                                   of
                                                                                   Registrant;
                                                                                   from
                                                                                   September,
                                                                                   1996
                                                                                   to
                                                                                   June,
                                                                                   1997
                                                                                   and
                                                                                   from
                                                                                   June,
                                                                                   1998
                                                                                   to
                                                                                   June,
                                                                                   2000,
                                                                                   Chief
                                                                                   Financial
                                                                                   Officer
                                                                                   (Treasurer)
                                                                                   of
                                                                                   Registrant;
                                                                                   from
                                                                                   February,
                                                                                   1997
                                                                                   to
                                                                                   December,
                                                                                   1997,
                                                                                   Executive
                                                                                   Vice-President,
                                                                                   Chief
                                                                                   of
                                                                                   Operations,
                                                                                   from
                                                                                   March,
                                                                                   1997
                                                                                   to
                                                                                   October,
                                                                                   1999,
                                                                                   Director,
                                                                                   from
                                                                                   December,
                                                                                   1997
                                                                                   to
                                                                                   October,
                                                                                   1999,
                                                                                   Chief
                                                                                   Operating
                                                                                   Officer,
                                                                                   and
                                                                                   from
                                                                                   June,
                                                                                   1998
                                                                                   to
                                                                                   October,
                                                                                   1999,
                                                                                   Chief
                                                                                   Financial
                                                                                   Officer,
                                                                                   from
                                                                                   July,
                                                                                   1999
                                                                                   to
                                                                                   October,
                                                                                   1999,
                                                                                   Chief
                                                                                   Executive
                                                                                   Officer
                                                                                   of
                                                                                   Transamerica
                                                                                   Capital,
                                                                                   Inc.;
                                                                                   from
                                                                                   September,
                                                                                   1996
                                                                                   to
                                                                                   June,
                                                                                   1997,
                                                                                   and
                                                                                   from
                                                                                   June,
                                                                                   1998
                                                                                   to
                                                                                   October,
                                                                                   1999,
                                                                                   Chief
                                                                                   Financial
                                                                                   Officer,
                                                                                   since
                                                                                   May,
                                                                                   1996,
                                                                                   Director
                                                                                   and
                                                                                   from
                                                                                   June,
                                                                                   1997
                                                                                   to
                                                                                   October,
                                                                                   1998,
                                                                                   Executive
                                                                                   Vice
                                                                                   President
                                                                                   -
                                                                                   Administration,
                                                                                   from
                                                                                   October,
                                                                                   1998
                                                                                   to
                                                                                   October,
                                                                                   1999,
                                                                                   Chief
                                                                                   Executive
                                                                                   Officer,
                                                                                   of
                                                                                   Endeavor
                                                                                   Management
                                                                                   Co.;
                                                                                   since
                                                                                   August,
                                                                                   1996,
                                                                                   Chief
                                                                                   Financial
                                                                                   Officer
                                                                                   of
                                                                                   VJM
                                                                                   Corporation
                                                                                   (oil
                                                                                   and
                                                                                   gas);
                                                                                   from
                                                                                   May,
                                                                                   1996
                                                                                   to
                                                                                   January,
                                                                                   1997,
                                                                                   Executive
                                                                                   Vice
                                                                                   President
                                                                                   and
                                                                                   Director
                                                                                   of
                                                                                   Sales,
                                                                                   Western
                                                                                   Division
                                                                                   of
                                                                                   Transamerica
                                                                                   Capital,
                                                                                   Inc.;
                                                                                   since
                                                                                   May,
                                                                                   1996,
                                                                                   Chief
                                                                                   Financial
                                                                                   Officer
                                                                                   of
                                                                                   McGuinness
                                                                                   &
                                                                                   Associates.


*Vincent J. McGuinness (65)                            Trustee                     Until December 31, 1999, Director of
1901 Ocean Way                                                                     Transamerica Capital, Inc. and Endeavor
Laguna Beach, California                                                           Management Co.; President of VJM
92651                                                                              corporation (oil and gas); until July,

                                                                                   1999,
                                                                                   Chairman,
                                                                                   Chief
                                                                                   Executive
                                                                                   Officer
                                                                                   and
                                                                                   Director
                                                                                   of
                                                                                   McGuinness
                                                                                   &
                                                                                   Associates
                                                                                   and
                                                                                   VJM
                                                                                   Corporation;
                                                                                   until
                                                                                   July,
                                                                                   1996,
                                                                                   Chairman,
                                                                                   Chief
                                                                                   Executive
                                                                                   Officer
                                                                                   and
                                                                                   Director
                                                                                   of
                                                                                   McGuinness
                                                                                   Group
                                                                                   (insurance
                                                                                   marketing);
                                                                                   from
                                                                                   September,
                                                                                   1988
                                                                                   to
                                                                                   July,
                                                                                   1999,
                                                                                   Chief
                                                                                   Executive
                                                                                   Officer
                                                                                   of
                                                                                   Endeavor
                                                                                   Management
                                                                                   Co.;
                                                                                   until
                                                                                   October,
                                                                                   1998,
                                                                                   President
                                                                                   of
                                                                                   Endeavor
                                                                                   Management
                                                                                   Co.
                                                                                   Manager,
                                                                                   PFL
                                                                                   Endeavor
                                                                                   Target
                                                                                   Account
                                                                                   and
                                                                                   AUSA
                                                                                   Endeavor
                                                                                   Target
                                                                                   Account.

Timothy A. Devine (65)                                 Trustee                     President, Chief Executive Officer,
1424 Dolphin Terrace                                                               Devine Properties, Inc. (landscape
Corona del Mar, California                                                         contracting and maintenance); Consultant,
92625                                                                              Plant Control, Inc. Manager, PFL Endeavor
                                                                                   Target Account and AUSA Endeavor Target
                                                                                   Account.


Thomas J. Hawekotte (64)                              Trustee                     President, Thomas J. Hawekotte, P.C. (law
6007 North Sheridan Road                                                           practice).  Manager, PFL Endeavor Target
Chicago, Illinois 60660
                                                                                     Account and AUSA Endeavor Target Account.
 Steven L. Klosterman (49)

5973 Avenida Encinas                                   Trustee                     Since July, 1995, President of Klosterman
Suite 300                                                                          Capital Corporation (investment adviser);
Carlsbad, California 92008                                                         Investment Counselor, Robert J. Metcalf &
                                                                                   Associates, Inc. (investment adviser)
                                                                                   from August, 1990 to June, 1995.
                                                                                   Manager, PFL Endeavor Target Account and
                                                                                   AUSA Endeavor Target Account.

Halbert D. Lindquist (53)                              Trustee                     President, Lindquist and Associates
1650 E. Fort Lowell Road                                                           (investment adviser) and since December,
Suite 203                                                                          1987 Tucson Asset Management, Inc.
Tucson, Arizona 85719-2324                                                         (commodity trading adviser), and since
                                                                                   November, 1987, Presidio Securities, Inc.
                                                                                   (broker-dealer), and from January, 1998
                                                                                   to January 1999, Chief Investment Officer
                                                                                   and since January, 1999, Consultant,
                                                                                   Blackstone Alternative Asset Management.
                                                                                   Manager, PFL Endeavor Target Account and
                                                                                   AUSA Endeavor Target Account.


Keith H. Wood (63)                                     Trustee                     Since 1972, Chairman and Chief Executive
39 Main Street                                                                     Officer of Jamison, Eaton & Wood
Chatham, New Jersey 07928                                                          (investment adviser) and from 1978 to
                                                                                   December, 1997, President of Ivory & Sime
                                                                                   International, Inc. (investment adviser);
                                                                                   since 1999, President, Wood & Anthony,
                                                                                   LLC (investment adviser). Manager, PFL
                                                                                   Endeavor Target Account and AUSA Endeavor
                                                                                   Target Account.
Peter F. Muratore (67)                                 Trustee                     From June, 1989 to March, 1998, President
Too Far                                                                            of OCC Distributors (broker-dealer), a
Posthouse Road                                                                     subsidiary of Oppenheimer Capital.
Morristown, New Jersey 07960                                                       Manager, PFL Endeavor Target Account and
                                                                                   AUSA Endeavor Target Account.

P. Michael Pond (46)                                   Executive Vice- President   Since November 1, 1998, Executive Vice-
                                                       - Administration and        President - Administration and Compliance
                                                       =
                                                       Compliance                  of Transamerica Capital, Inc.; from

                                                                                   November 1, 1998 to October, 1999,
                                                                                   Executive Vice President -Administration
                                                                                   and Compliance and Chief Investment
                                                                                   Officer of Endeavor Management Co.; since
                                                                                   October, 1999, President, Chief Executive
                                                                                   Officer and Chief Investment Officer of
                                                                                   Endeavor Management Co.; from November,
                                                                                   1991 to November, 1996, Chairman and
                                                                                   President of The Preferred Group of
                                                                                   Mutual Funds; from October, 1989 to
                                                                                   December, 1996, President of Caterpillar
                                                                                   Securities Inc. and Caterpillar
                                                                                   Investment Manager Ltd.



Jodi Schlessel (31)                                    Chief Financial Officer      Since June 1, 2000, Chief Financial
===================                                    ========================
                                                       (Treasurer)                 Officer (Treasurer) of Registrant; July
                                                       ===========
                                                                                   1997, accounting department manager for
                                                                                   Transamerica Capital, Inc. and Endeavor
                                                                                   Management Co. from 1987 to July, 1997,
                                                                                   Bankruptcy Specialist for Independent
                                                                                   Management Services, Inc.


Gail A. Hanson(57)                                     Secretary                   Since September, 1994, Vice President for
                                                                                   PFPC Inc. (formerly known as First Data
                                                                                   Services Investor Group, Inc.) (mutual

                                                                                   fund administration).


* May be deemed an "interested person" of the Fund as defined in the 1940 Act.

+ Vincent J. McGuinness, Jr. is the son of Vincent J. McGuinness.

         No remuneration will be paid by the Fund to any Trustee or officer of the Fund who is affiliated with the Manager or the investment advisers. Each Trustee who is not an affiliated person of the Manager or the investment advisers will be reimbursed for out-of-pocket expenses and currently receives an annual fee of $18,000 and $2,500 for attendance at each Trustees' Board or committee meeting. Set forth below for each of the Trustees of the Fund is the aggregate compensation paid to such Trustees for the fiscal year ended December 31, 1999.

                               COMPENSATION TABLE

                                                      Total
                                                      Compensation
                                                      From Fund


                                Aggregate             and  Fund
                                =========
Name of                         Compensation          Complex
=======                         ============
Person                          From Fund             Paid to Trustees
======                          ===========-          ----------------

 Vincent J. McGuinness         $   -                 $   -
                                =====
 Timothy A. Devine             $18,000               $19,400
                                =======
 Thomas J. Hawekotte           $18,500               $19,90 0
                                =======
 Steven L. Klosterman          $19,000               $20,400
                                =======
 Halbert D. Lindquist          $18,000               $19,300
                                =======
 Keith H. Wood                 $18,500               $19,900
                                =======
 Peter F. Muratore            $18,500               $19,900
                                =======
Vincent J. McGuinness, Jr,          -                     -
                          =                           =====
---------------------------
* Former Trustee - retired as of December 31, 1998.


         The Agreement and Declaration of Trust of the Fund provides that the Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund or that such indemnification would relieve any officer or Trustee of any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. The Fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

         As of the date of this Statement of Additional Information, the officers and Trustees of the Fund as a group owned less than 1% of the outstanding shares of the Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

The Manager

         The Fund is managed by Endeavor Management Co. (the "Manager") which, subject to the supervision and direction of the Trustees of the Fund, has overall responsibility for the general management and administration of the Fund. AUSA Holding Company ("AUSA"), an affiliate of PFL Life Insurance Company, owns all of the outstanding common shares of the Manager and Transamerica Capital, Inc.

         The Manager is responsible for providing investment management and administrative services to the Fund and in the exercise of such responsibility selects the investment advisers for the Fund's Portfolios and monitors the investment advisers' investment programs and results, reviews brokerage matters, oversees compliance by the Fund with various federal and state statutes, and carries out the directives of the Trustees. The Manager is responsible for providing the Fund with office space, office equipment, and personnel necessary to operate and administer the Fund's business, and also supervises the provision of services by third parties such as the Fund's custodian and transfer agent. Pursuant to an administration agreement, PFPC Inc. assists the Manager in the performance of its administrative responsibilities to the Fund.


         As compensation for these services the Fund pays the Manager a monthly fee at the following annual rates of each Portfolio's average daily net assets:
T. Rowe Price Endeavor Value Equity Portfolio - .80%; Dreyfus Small Cap Value Portfolio - .80%; T. Rowe Price Equity Income Portfolio - .80%; T. Rowe Price Growth Stock Portfolio - .80%. ; Capital Guardian Value Portfolio - .85% on the first $300 million, .80% on assets over $300 million up to $500 million, .775% on assets over $500 million. The management fees paid by the Portfolios, although higher than the fees paid by most other investment companies in general, are comparable to management fees paid for similar services by many investment companies with similar investment objectives and policies. From the management fees, the Manager pays the expenses of providing investment advisory services to the Portfolios, including the fees of the investment adviser of each Portfolio.

         The Manager pays the fees and expenses of PFPC Inc. pursuant to the administration agreement and the Manager is entitled to be reimbursed for each Portfolio's portion of the fees and expenses paid by the Manager to PFPC Inc. with respect to each Portfolio. The Manager pays an annual fee equal to $650,000 plus 0.01% of the Fund's average daily net assets in excess of $1 billion. These fees are accrued daily and paid monthly.


         In addition to the management fees and allocable administrative fees, the Fund pays all expenses not assumed by the Manager, including, without limitation, expenses for legal, accounting and auditing services, interest, taxes, costs of printing and distributing reports to shareholders, proxy materials and prospectuses, charges of its custodian, transfer agent and dividend disbursing agent, registration fees, fees and expenses of the Trustees who are not affiliated persons of the Manager, insurance, brokerage costs, litigation, and other extraordinary or nonrecurring expenses. All general Fund expenses are allocated among and charged to the assets of the Portfolios of the Fund on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each Portfolio or the nature of the services performed and relative applicability to each Portfolio.

         The Management Agreement continues in force for two years from its commencement date, with respect to each Portfolio, and from year to year thereafter, but only so long as its continuation as to each Portfolio is specifically approved at least annually (i) by the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Independent Trustees, by votes cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement provides that it shall terminate automatically if assigned, and that it may be terminated as to any Portfolio without penalty by the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio upon 60 days' prior written notice to the Manager, or by the Manager upon 90 days' prior written notice to the Fund, or upon such shorter notice as may be mutually agreed upon. In the event the Manager ceases to be the Manager of the Fund, the right of the Fund to use the identifying name of "Endeavor" may be withdrawn.

The Investment Advisers

         Pursuant to an investment advisory agreement with the Manager, each investment adviser to a Portfolio furnishes continuously an investment program for the Portfolio, makes investment decisions on behalf of the Portfolio, places all orders for the purchase and sale of investments for the Portfolio's account with brokers or dealers selected by such investment adviser and may perform certain limited related administrative functions in connection therewith. For its services, the Manager pays each investment adviser a fee based on a percentage of the average daily net assets of the Portfolios as follows:


         Endeavor Value Equity - OpCap Advisors - .40%
                  ====================================


         Dreyfus Small Cap Value - The Dreyfus Corporation - .375%

         T. Rowe Price Equity Income - T. Rowe Price Associates, Inc. - .40%

         T. Rowe Price Growth Stock - T. Rowe Price Associates, Inc. - .40%


         Capital Guardian Value - Capital Guardian Trust Company - .50% up to $150 million; .45% in excess of $150 million up to $300 million; .35% in excess of $300 million up to $500 million; and .30% of assets in excess of $500 million .

         Effective September 16, 1996, The Dreyfus Corporation became the investment adviser of the Dreyfus Small Cap Value Portfolio; effective October 9, 2000 Capital guardian became investment adviser of the Capital Guardian Value Portfolio . The investment adviser to each other Portfolio has managed the Portfolio since its inception date.

         Each investment advisory agreement will continue in force for two years from its commencement date, and from year to year thereafter, but only so long as its continuation as to a Portfolio is specifically approved at least annually
(i) by the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Independent Trustees by votes cast in person at a meeting called for the purpose of voting on such approval. Each investment advisory agreement provides that it shall terminate automatically if assigned or if the Management Agreement with respect to the related Portfolio terminates, and that it may be terminated as to a Portfolio without penalty by the Manager, by the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio on not less than 60 days' prior written notice to the investment adviser or by the investment adviser on not less than 150 days' prior written notice to the Manager, or upon such shorter notice as may be mutually agreed upon.


         Each investment advisory agreement provides that the investment adviser shall not be subject to any liability to the Fund or the Manager for any act or omission in the course of or connected with rendering services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of the investment adviser.

         The following table shows the fees paid by each of the Portfolios and any fee waivers or reimbursements during the fiscal years ended December 31, 1997, December 31, 1998 and December 31, 1999.



                                    1999

                              Investment Management Fee    Investment Management Fee

                               Paid                         Waived                       Other Expenses Reimbursed
                               ====                         ======                      --========================

Capital Guardian Value
Portfolio.....                $1,856,971                   $--                         $--
           ====                                             ===                         ==


Dreyfus Small


Cap Value  Portfolio.....    $1,300,689                   --                          --
                       ====    ==========                   ==


T. Rowe Price


Equity Income                  $2,160,124                  --                          --
                                                            ==                          =
Portfolio.....
           ===


T. Rowe Price


Growth Stock                   $1,712,439                   --                          --
                               ==========                   ==                          ==
Portfolio.....
           ===


                                      1998

                 Investment Management Investment Management Fee

                               Fee Paid                     Waived                       Other Expenses Reimbursed
                               ========                     ======                      --========================
Capital Guardian Value
Portfolio.....                $1,901,572                  $---                        $---
           ====                                             ====                        ==


Dreyfus Small


Cap Value  Portfolio.....    1,207,117                    ---                         ---
                       ====    =========                    ===                         =


T. Rowe Price


Equity Income                  1,866,844                    ---                         ---
                               =========                    ===                         ===
Portfolio.....
           ===

T. Rowe Price

Growth Stock                   1,255,157                    ---                         ---
============                   =========                    ===                         ===
Portfolio.....
==============


                                                                      1997

               Investment Management Fee Investment Management Fee

                               Paid                         Waived                      Other Expenses Reimbursed

Capital Guardian Value
Portfolio.....                $1,367,432                  $---                        $---
           ====                                             ====                        ==
Dreyfus Small
Cap Value  Portfolio.....     920,244                    ---                        ---
                       ====      =======                     ===
T. Rowe Price
Equity Income                  1,073,258                    ---                         ---
                               =========                    ===                         ===
Portfolio.....
           ===

T. Rowe Price


Growth  Stock                  710,554                    ---                        ---
                                 =======                     ===
Portfolio.....
           ===


         For the year ended December 31, 1999, the following Portfolios reimbursed, after waivers, the Manager for administrative expenses incurred by the Manager on behalf of the Portfolios:



Capital Guardian Value Portfolio- $45,114        T. Rowe Price Growth Stock - $42,322
  =========================================
Dreyfus Small Cap Value - $34,255               T. Rowe Price Equity Income - $53,809


Code of Ethics

         The Fund, its Manager, its Distributor, and each of its investment advisers, have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts. A copy of each of the Codes of Ethics is on public file with, and is available from the Securities and Exchange Commission.

Custodian

         Boston Safe Deposit and Trust Company, located at One Boston Place, Boston, Massachusetts 02108, serves as the custodian of the Fund. Under the custody agreement, Boston Safe holds the Portfolios' securities and keeps all necessary records and documents.

Transfer Agent

     PFPC Inc., located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as transfer agent for the Fund.

Legal Matters

     Certain legal matters are passed on for the Fund by Sullivan & Worcester LLP, 1025 Connecticut Avenue, N.W., Washington, D.C. 20036.

Independent Auditors

         Ernst & Young LLP, located at Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, serves as the Fund's independent auditors.

                              REDEMPTION OF SHARES

         The Fund may suspend redemption privileges or postpone the date of payment on shares of the Portfolios for more than seven days during any period
(1) when the New York Stock Exchange is closed or trading on the Exchange is restricted as determined by the Securities and Exchange Commission, (2) when an emergency exists, as defined by the Securities and Exchange Commission, which makes it not reasonably practicable for a Portfolio to dispose of securities owned by it or fairly to determine the value of its assets, or (3) as the Securities and Exchange Commission may otherwise permit.

         The value of the shares on redemption may be more or less than the shareholder's cost, depending upon the market value of the portfolio securities at the time of redemption.

                                 NET ASSET VALUE

         The net asset value per share of each Portfolio is determined as of the close of regular trading of the New York Stock Exchange (currently 4:00 p.m., New York City time), each day the Exchange is open for trading. Currently, the Exchange is closed on: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Portfolio securities for which the primary market is on a domestic or foreign exchange or which are traded over-the-counter and quoted on the NASDAQ System will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities not quoted on the NASDAQ System that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers.

         In the case of any securities which are not actively traded, reliable market quotations may not be considered to be readily available. These investments are stated at fair value as determined under the direction of the Trustees. Such fair value is expected to be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

         If any securities held by a Portfolio are restricted as to resale, their fair value will be determined following procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the Portfolio could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Portfolio in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

         Notwithstanding   the  foregoing,   short-term   debt  securities  with
maturities of 60 days or less will be valued at amortized cost.


         Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the New York Stock Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the New York Stock Exchange that will not be reflected in the computation of the Portfolio's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the Fund's Board of Trustees. All securities and other assets of a Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars last quoted on a valuation date by any recognized dealer.


                                      TAXES

Federal Income Taxes

         Each Portfolio intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying, a Portfolio will not be subject to federal income taxes to the extent that its net investment income and net realized capital gains are distributed.

         In order to so qualify, a Portfolio must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks or securities; and (2) diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year, (a) at least 50% of the market value of the Portfolio's assets is represented by cash, government securities and other securities limited in respect of any one issuer to 5% of the value of the Portfolio's assets and to not more than 10% of the voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in securities of any one issuer (other than government securities).

         As a regulated investment company, a Portfolio will not be subject to federal income tax on net investment income and capital gains (short- and long-term), if any, that it distributes to its shareholders if at least 90% of its net investment income and net short-term capital gains for the taxable year are distributed, but will be subject to tax at regular corporate rates on any income or gains that are not distributed. In general, dividends will be treated as paid when actually distributed, except that dividends declared in October, November or December and made payable to shareholders of record in such a month will be treated as having been paid by the Portfolio (and received by shareholders) on December 31, provided the dividend is paid in the following January. Each Portfolio intends to satisfy the distribution requirement in each taxable year.

         The Portfolios will not be subject to the 4% federal excise tax imposed on registered investment companies that do not distribute all of their income and gains each calendar year because such tax does not apply to a registered investment company whose only shareholders are segregated asset accounts of life insurance companies held in connection with variable annuity and/or variable life insurance policies.

         The Fund intends to comply with section 817(h) of the Code and the regulations issued thereunder. As required by regulations under that section, the only shareholders of the Fund and its Portfolios will be life insurance company segregated asset accounts (also referred to as separate accounts) that fund variable life insurance or annuity contracts and the general account of PFL Life Insurance Company which provided the initial capital for the Portfolios of the Fund. See the prospectus or other material for the Contracts for additional discussion of the taxation of segregated asset accounts and of the owner of the particular Contract described therein.

         Section 817(h) of the Code and Treasury Department regulations thereunder impose certain diversification requirements on the segregated asset accounts investing in the Portfolios of the Fund. These requirements, which are in addition to the diversification requirements applicable to the Fund under the 1940 Act and under the regulated investment company provisions of the Code, may limit the types and amounts of securities in which the Portfolios may invest. Failure to meet the requirements of section 817(h) could result in current taxation of the owner of the Contract on the income of the Contract.

         The Fund may therefore find it necessary to take action to ensure that a Contract continues to qualify as a Contract under federal tax laws. The Fund, for example, may be required to alter the investment objectives of a Portfolio or substitute the shares of one Portfolio for those of another. No such change of investment objectives or substitution of securities will take place without notice to the shareholders of the affected Portfolio and the approval of a majority of such shareholders and without prior approval of the Securities and Exchange Commission, to the extent legally required.

         In certain foreign countries, interest and dividends are subject to a tax which is withheld by the issuer. U.S. income tax treaties with certain countries reduce the rates of these withholding taxes. The Fund intends to provide the documentation necessary to achieve the lower treaty rate of withholding whenever applicable or to seek refund of amounts withheld in excess of the treaty rate.

         Portfolios that invest in foreign securities may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of a Portfolio's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long a Portfolio held its investment. In addition, a Portfolio could be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders. To avoid such tax and interest, a Portfolio's investment adviser intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains will be considered ordinary income, which a Portfolio will be required to distribute even though it has not sold the security.

                   ORGANIZATION AND CAPITALIZATION OF THE FUND

         The Fund is a Massachusetts business trust organized on November 18, 1988. A copy of the Fund's Agreement and Declaration of Trust, as amended, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.


         The Trustees of the Fund have authority to issue an unlimited number of shares of beneficial interest without par value of one or more series. Currently, the Trustees have established and designated fourteen series, four of which are described in this Statement of Additional Information. Each series of shares represents the beneficial interest in a separate Portfolio of assets of the Fund, which is separately managed and has its own investment objective and policies. The Trustees of the Fund have authority, without the necessity of a shareholder vote, to establish additional portfolios and series of shares. The shares outstanding are, and those offered hereby when issued will be, fully paid and nonassessable by the Fund. The shares have no preemptive, conversion or subscription rights and are fully transferable.


         The assets received from the sale of shares of a Portfolio, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, constitute the underlying assets of the Portfolio. The underlying assets of a Portfolio are required to be segregated on the Fund's books of account and are to be charged with the expenses with respect to that Portfolio. Any general expenses of the Fund not readily attributable to a Portfolio will be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Portfolio and the other Portfolios.

         Each share has one vote, with fractional shares voting proportionately. Shareholders of a Portfolio are not entitled to vote on any matter that requires a separate vote of the shares of another Portfolio but which does not affect the Portfolio. The Agreement and Declaration of Trust does not require the Fund to hold annual meetings of shareholders. Thus, there will ordinarily be no annual shareholder meetings, unless otherwise required by the 1940 Act. The Trustees of the Fund may appoint their successors until fewer than a majority of the Trustees have been elected by shareholders, at which time a meeting of shareholders will be called to elect Trustees. Under the Agreement and Declaration of Trust, any Trustee may be removed by vote of two-thirds of the outstanding shares of the Fund, and holders of 10% or more of the outstanding shares can require the Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. If ten or more shareholders who have been such for at least six months and who hold in the aggregate shares with a net asset value of at least $25,000 inform the Trustees that they wish to communicate with other shareholders, the Trustees either will give such shareholders access to the shareholder lists or will inform them of the cost involved if the Fund forwards materials to the shareholders on their behalf. If the Trustees object to mailing such materials, they must inform the Securities and Exchange Commission and thereafter comply with the requirements of the 1940 Act.

         PFL Life Insurance Company will vote shares of the Fund as described under the caption "Voting Rights" in the prospectus or other material for the Contracts which accompanies the Prospectus.


         As of July 28, 2000, the PFL Endeavor Variable Annuity Account owned of record the following approximate percentages of the outstanding shares of each
Portfolio: 75.87% of the Capital Guardian Value Portfolio; 67.47% of the Dreyfus Small Cap Value Portfolio; 69.81% of the T. Rowe Price Equity Income Portfolio; and 61.49% of the T. Rowe Price Growth Stock Portfolio. As of July 28, 2000, the PFL Endeavor Platinum Variable Annuity Account owned of record the following approximate percentages of the outstanding shares of each Portfolio: 14.18% of the Capital Guardian Value Portfolio; 13.79% of the Dreyfus Small Cap Value Portfolio; 14.54% of the T. Rowe Price Equity Income Portfolio; and 17.79% of the T. Rowe Price Growth Stock Portfolio. As of July 28, 2000, the AUSA Life Insurance Variable Annuity Account owned of record the following approximate percentages of the outstanding shares of each Portfolio: 3.68% of the Capital Guardian Value Portfolio; 3.29% of the Dreyfus Small Cap Value Portfolio; 3.25% of the T. Rowe Price Equity Income Portfolio; and 3.76% of the T. Rowe Price Growth Stock Portfolio. As of July 28, 2000, the People's Benefit Life Insurance Company Separate Account V owned of record approximately 2.20% of the outstanding shares of the Dreyfus Small Cap Value Portfolio.


         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts and obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholders held personally liable for obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The likelihood of such circumstances is remote.

                              FINANCIAL STATEMENTS


         The financial statements of the Capital Guardian Value Portfolio, Dreyfus Small Cap Value Portfolio, T. Rowe Price Equity Income Portfolio and T. Rowe Price Growth Stock Portfolio, for the fiscal period ended December 31, 1999, including notes to the financial statements and financial highlights and the Report of Ernst & Young LLP, Independent Auditors, and for the six month period ended June 30, 2000 (unaudited) are included in the Fund's Annual Report to Shareholders and Semi-Annual Report to Shareholders, respectively. Copies of the Annual Report and Semi-Annual Report accompany this Statement of Additional Information. The financial statements (including the Report of Independent Auditors) included in the Annual Report and Semi-Annual Report are incorporated herein by reference.

                                    APPENDIX

                               SECURITIES RATINGS

Standard & Poor's Bond Ratings

         A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories. Bonds rated "BB", "B", "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating "C" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears. The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Bond Ratings

         Bonds which are rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category. Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Commercial Paper Ratings

         "A" is the highest commercial paper rating category utilized by Standard & Poor's, which uses the numbers "1+", "1", "2" and "3" to denote relative strength within its "A" classification. Commercial paper issuers rated "A" by Standard & Poor's have the following characteristics. Liquidity ratios are better than industry average. Long-term debt rating is "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management. Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities. The rating "C" is assigned to short-term debt obligations with a doubtful capacity for repayment. An issue rated "D" is either in default or is expected to be in default upon maturity.

Moody's Commercial Paper Ratings

         "Prime-1" is the highest commercial paper rating assigned by Moody's, which uses the numbers "1", "2" and "3" to denote relative strength within its highest classification of Prime. Commercial paper issuers rated Prime by Moody's have the following characteristics. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer terms, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

Fitch IBCA, Inc. Commercial Paper Ratings. Fitch Investors Service L.P. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

Duff & Phelps Inc. Commercial Paper Ratings. Duff & Phelps Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1- indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.

Thomson BankWatch, Inc. ("BankWatch") Commercial Paper Ratings. BankWatch will assign both short-term debt ratings and issuer ratings to the issuers it rates. BankWatch will assign a short-term rating ("TBW-1", "TBW-2", "TBW-3", or "TBW-4") to each class of debt (e.g., commercial paper or non-convertible debt), having a maturity of one-year or less, issued by a holding company structure or an entity within the holding company structure that is rated by BankWatch. Additionally, BankWatch will assign an issuer rating ("A", "A/B", "B", "B/C", "C", "C/D", "D", "D/E", and "E") to each issuer that it rates.

         Various of the NRSROs utilize rankings within rating categories indicated by a + or -. The Portfolios, in accordance with industry practice, recognize such rankings within categories as graduations, viewing for example Standard & Poor's rating of A-1+ and A-1 as being in Standard & Poor's highest rating category.